Exhibit 10.21

Execution Version

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

OPTION FOR A LICENSE AGREEMENT

BY AND BETWEEN

MACROGENICS, INC.

AND

LES LABORATOIRES SERVIER

AND

INSTITUT DE RECHERCHES SERVIER

Table of Contents

ARTICLE 1	DEFINITIONS	1

ARTICLE 2	GOVERNANCE	14

2.1	Alliance Business-Development Managers	14
2.2	Alliance R&D Managers	14
2.3	Project Directors	15
2.4	Joint Executive Committee	15
2.5	Joint Steering Committee	15
2.6	Joint Research and Development Committee and Subcommittees	16
2.7	Co-Chairpersons	17
2.8	Committee Meetings	17
2.9	Decisions	18
2.10	Authority	19
2.11	Representatives	19

ARTICLE 3	RESEARCH AND DEVELOPMENT; EXCLUSIVE OPTION	19

3.1	Research Overview	19
3.2	Conduct of the Research Program	20
3.3	Evaluation of Option Trigger Data Package; Option Exercise	20

ARTICLE 4	GRANT OF RIGHTS; EXCLUSIVITY	22

4.1	License Grant to Servier	22
4.2	License Grant to MacroGenics	22
4.3	Sublicenses	22
4.4	Subcontracting	23
4.5	MacroGenics Third Party Agreements	23
4.6	Right of First Negotiation for Bi-Specific DARTs	24
4.7	Rights Retained by the Parties	24
4.8	Section 365(n) of the Bankruptcy Code	24
4.9	Exclusivity	25
4.10	Consequences of Development and Commercialization of Competing Products	25
4.11	Diagnostics	25

ARTICLE 5	DEVELOPMENT DURING THE LICENSE TERM	25

5.1	Overview	25
5.2	Servier Obligations	25
5.3	Development Activities	26
5.4	Updating and Amending Development Plan and Development Budget; Additional Development Activities	27
5.5	Development Activities	30
5.6	Exchange of Data	31

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 6	REGULATORY MATTERS	33

6.1	Servier Regulatory Responsibility	33
6.2	MacroGenics Regulatory Responsibility	33
6.3	Communications with Regulatory Authorities	34
6.4	Product Withdrawals and Recalls	35
6.5	Pharmacovigilance; Safety Data Reporting	36

ARTICLE 7	MANUFACTURING	36

7.1	Transfer of MacroGenics Manufacturing Know-How	37
7.2	Supply Agreements	37

ARTICLE 8	COMMERCIALIZATION	38

8.1	Overview	38
8.2	Sales and Distribution	38
8.3	Ex-Territory Sales	38
8.4	Commercialization Plan for Licensed Territory	38
8.5	Trademarks.	38
8.6	Commercial Diligence	39
8.7	Standards of Conduct	39

ARTICLE 9	PAYMENTS	39

9.1	Option Grant Fee	39
9.2	License Grant Fee	39
9.3	Development and Regulatory Milestones	40
9.4	Sales Milestones	41
9.5	Royalties	42
9.6	Reports; Payments	43
9.7	Methods of Payments	43
9.8	Late Payments	43
9.9	Taxes	44
9.10	Books and Records; Audit Rights	44

ARTICLE 10	OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS	44

10.1	Inventorship	44
10.2	Ownership	44
10.3	Prosecution and Maintenance of Patents	45
10.4	Third Party Infringement	47
10.5	Patent Invalidity Claim	49
10.6	Patent Term Extensions	50
10.7	Patent Marking	50

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 11	CONFIDENTIALITY	50

11.1	Confidentiality; Exceptions	50
11.2	Authorized Disclosure	50
11.3	Press Release; Disclosure of Agreement	51
11.4	Existing Confidentiality Agreement	52
11.5	Remedies	52
11.6	Publications	52
11.7	Return of Confidential Information	52

ARTICLE 12	REPRESENTATIONS AND WARRANTIES	53

12.1	Representations and Warranties of Both Parties	53
12.2	Representations and Warranties of MacroGenics and its Affiliates	54
12.3	Representation and Warranty of LLS	55
12.4	Mutual Covenants	55
12.5	Disclaimer	56

ARTICLE 13	INDEMNIFICATION	56

13.1	Indemnification by Servier	56
13.2	Indemnification by MacroGenics	56
13.3	Procedure	57
13.4	Allocation	58
13.5	***	58

ARTICLE 14	TERM AND TERMINATION	58

14.1	Agreement Term; Expiration	58
14.2	Termination for Cause	58
14.3	Termination for Patent Challenge	59
14.4	Termination for Convenience	59
14.5	Termination for Insolvency Event	59
14.6	Termination by Servier for Safety or Public Health Reasons	59
14.7	Effect of Expiration or Termination	59
14.8	Accrued Rights; Surviving Provisions of the Agreement	61

ARTICLE 15	STANDSTILL

15.1	Standstill

ARTICLE 16	MISCELLANEOUS	62

16.1	Disputes	62
16.2	Arbitration Disputes	62

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

16.3	Governing Law	64
16.4	Assignment	64
16.5	Force Majeure	64
16.6	Notices	65
16.7	Export Clause	66
16.8	Waiver	66
16.9	Severability	66
16.10	Entire Agreement	66
16.11	Independent Contractors	66
16.12	Headings; Construction; Interpretation	67
16.13	Further Actions	67
16.14	Parties in Interest	67
16.15	Performance by Affiliates	67
16.16	Counterparts	67

Exhibit A-1: Back-Up Program Antibodies
Exhibit A-2: MGA271
Exhibit B: MacroGenics Patents
Exhibit C: MacroGenics Third Party Agreements
Exhibit D: Press Release

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

OPTION FOR A LICENSE AGREEMENT

This Option for a License Agreement (this “Agreement”) is entered into and made effective as of the 24th day of November, 2011 (the “Effective Date”), by and between MacroGenics, Inc. a corporation organized and existing under the laws of the State of Delaware and having a principal office located at 1500 East Gude Drive Rockville, MD 20850, USA (“MacroGenics”), and Les Laboratoires Servier, a company organized and existing under the laws of France, having a principal office located at 50 rue Carnot 92284 Suresnes (“LLS”) and Institut de Recherches Servier, a company organized and existing under the laws of France, having a principal office located at 3 rue de la République – 92150 Suresnes - France (“IdRS” and LLS and IdRS hereinafter collectively referred to as “Servier”). MacroGenics and Servier are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, Servier possesses expertise in the Research, Development, Manufacturing and Commercialization (each as defined below) of pharmaceutical products;

WHEREAS, MacroGenics controls certain intellectual property related to certain antibodies targeting B7-H3, including the antibody known as MGA271;

WHEREAS, Servier is interested in receiving an exclusive option to obtain a future license under which it may further research, develop and commercialize such antibodies in the Servier Territory (as defined below), and MacroGenics is willing to grant Servier such an option to obtain a future license on the terms and conditions set forth in this Agreement; and

WHEREAS the Parties are willing to set forth the terms and conditions of an option grant and an exclusive license to enable Servier to research, develop and commercialize the above mentioned antibodies as further defined hereafter, upon exercise of the exclusive option by Servier.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms will have the meanings set forth in this ARTICLE 1 unless context dictates otherwise:

1.1 “Accounting Standards” means, with respect to a Person, generally accepted accounting principles as practiced in the United States or, to the extent applicable, IFRS (International Financial Reporting Standards).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.2 “Affiliate” means, as to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with said first Person, regardless of whether such Affiliate is an Affiliate on the Effective Date or becomes an Affiliate after the Effective Date. A Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, more than fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person.

1.3 “Agreement Term” means the period commencing on the Effective Date and ending on the expiration of this Agreement in accordance with the provisions of Section 14.1.

1.4 “Annual Net Sales” means aggregate Net Sales of Licensed Products by Servier or its Affiliates or Sublicensees in any Calendar Year, or in the first year and last year of the Royalty Term, the portion of such Calendar Year during which the Royalty Term is in effect.

1.5 “Antibody(ies)” means a monospecific molecule which comprises or contains: (a) at least one immunoglobulin variable domain or parts of such domain, variants, modifications or derivatives thereof; or (b) the nucleic acid consisting of a sequence of nucleotides encoding (or complementary to a nucleic acid encoding) the foregoing molecules in (a).

1.6 “B7-H3” means the Target referred to as B7-H3, B7H3; 4Ig-B7-H3 or CD276 that is identified by Entrez Gene ID 80381.

1.7 “Back-Up Program Antibody(ies)” means the Antibodies identified in Exhibit A-1.

1.8 “Bi-Specific DART” means a dual affinity re-targeting molecule that binds to *** Targets, of which at least one of such Targets is B7-H3.

1.9 “BLA” means a Biologics License Application and any amendments or supplements thereto filed with the FDA pursuant to 21 C.F.R. Part 601 or any other application required for the purpose of marketing and selling a biological product filed with a Regulatory Authority outside the United States, including with respect to the EU a Product License Application, Marketing Authorization Application and/or manufacturing and importation license.

1.10 “Business Day” means a day on which banking institutions in Washington, DC, USA and Paris, France are open for business, excluding any Saturday or Sunday.

1.11 “Calendar Quarter” means a period of three (3) consecutive months ending on the last day of March, June, September, or December, respectively.

1.12 “Calendar Year” means a period of time commencing on January 1 and ending on the following December 31.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.13 “Commercialization” or “Commercialize” means any activities directed to obtaining pricing and/or reimbursement approvals, marketing, promoting, distributing, importing, offering to sell, and/or selling a product (including establishing the price for such product).

1.14 “Commercially Reasonable Efforts” means with respect to a Party, such efforts that are consistent with the efforts and resources normally used by *** relating to the Research, Development and Commercialization of products (a) that have scientific attributes similar to those of the relevant Program Antibody or Licensed Product in oncology, (b) that are at a similar stage in their Research, Development, Commercialization or product life as the relevant Program Antibody or Licensed Product, and (c) that have commercial and market potential similar to the relevant Program Antibody or Licensed Product, taking into account issues of intellectual property scope, subject matter and coverage, safety and efficacy, product profile, competitiveness with respect to Third Party products in the marketplace, proprietary position and profitability (including pricing and reimbursement status achieved or likely to be achieved), and (d) solely owned by them or to which they have exclusive rights. If either Party grants a sublicense to an Affiliate or Third Party as permitted under this Agreement, then, with respect to such sublicensee Commercially Reasonable Efforts shall mean the efforts and resources (as defined above in this Section 1.14) normally used by the Party granting the sublicense, qualified by the items in clauses (a) – (d) inclusive.

1.15 “Competing Product” means (a) any product that *** and is specifically indicated or developed for patients that ***; and (b) any Bi-Specific DART.

1.16 “Complete” or “Completing” means, for a clinical trial, the date upon which all patients have completed protocol-defined drug administration and study database lock has occurred.

1.17 “Control,” “Controls,” “Controlled” or “Controlling” means, with respect to any item of or right under an intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) of the ability of a Party to grant access to, or a license or sublicense of, such items or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense; provided that any intellectual property right that is licensed or acquired by a Party after the Effective Date *** and that would otherwise be considered to be under the Control of such Party shall not be deemed to be under the Control of such Party if the application of such definition in the context of any licenses or sublicenses granted to the other Party under this Agreement would require the granting Party to make any additional payments or royalties to a Third Party in connection with such license or sublicense grants, unless the other Party agrees to pay the additional payments or royalties to the Third Party.

1.18 “Cover”, “Covering” or “Covered” means, with respect to a product, technology, process or method that, in the absence of ownership of or a license granted under a Valid Claim, the manufacture, use, offer for sale, sale or importation of such product or the practice of such technology, process or method would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.19 “Develop” or “Development” means drug development activities relating to the development of compounds, products, or processes, and submission of information to a Regulatory Authority for the purpose of obtaining Regulatory Approval of a product. Development includes non-clinical activities, pharmacology studies, toxicology studies, formulation, chemical analysis, bioanalytical analysis, material performance studies (such as measurements of stability, physical form, dissolution, or visual or spectroscopic analysis, and the like), pharmacokinetic studies, clinical studies, biomarker and companion diagnostic discovery and development, regulatory affairs activities, and all other activities relating to seeking, obtaining or maintaining any Regulatory Approvals from the FDA or any other applicable Regulatory Authority.

1.20 “Development Costs” means the costs and expenses incurred by a Party or its Affiliates, attributable to, or reasonably allocable to, the Development of a Program Antibody or Licensed Product and that are consistent, if applicable, with the Development Budget and do not exceed the relevant amount set forth in such Development Budget by more than *** unless approved in writing by the JRDC and such other costs as are expressly approved in writing by the JRDC as “Development costs”. “Development Costs” shall include (a) Out-of-Pocket Costs and (b) FTE Costs of internal personnel that are attributable or reasonably allocable to the Development of such Program Antibody or Licensed Product determined in accordance with applicable Accounting Standards of such Party.

1.21 “Diagnostic” means any companion diagnostic for a B7-H3 expressing tumor that is (a) Developed in combination with a Program Antibody and/or Licensed Product; and (b) used in combination with a Licensed Product.

1.22 “Dollars” or “$” means the legal tender of the United States.

1.23 “EMA” means the European Medicines Agency, or any successor entity thereto.

1.24 “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto. The member countries of the European Union as of the Effective Date are Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, and United Kingdom as well as Norway and Iceland.

1.25 “Excluded Data” means any Know-How, other than Safety Data, generated by a Party in the conduct of Development activities in accordance with a Development Collaboration Proposal where the other Party has declined to participate in such Development Collaboration Proposal and has not paid the Buy-In Amount in accordance with Section 5.4.2(b)(iv).

1.26 “FDA” means the U.S. Food and Drug Administration, or any successor entity thereto.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.27 “FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended.

1.28 “Field” means all human fields of use.

1.29 “First Commercial Sale” means the first sale of a Licensed Product by Servier, its Affiliates or its Sublicensees for use or consumption of such Licensed Product in a country in the Servier Territory where Regulatory Approval of such Licensed Product has been obtained or otherwise permitted for sale by the Governmental Authority of such country. Sale of a Licensed Product by Servier to an Affiliate of Servier or a Sublicensee of Servier shall not constitute a First Commercial Sale unless such Affiliate or such Sublicensee is the end user of a Licensed Product. In no event shall any sales for premarketing, testing or sampling be deemed a First Commercial Sale.

1.30 “FTE” means *** of work devoted to or in support of the Development or Manufacture of Program Antibodies and Licensed Product in accordance with a Global Development Plan or as required under Section 7.2, that is carried out by one or more qualified scientific or technical employees or contract personnel of MacroGenics or its Affiliates, or Servier or its Affiliates, as measured in accordance with the relevant Party’s normal time allocation practices.

1.31 “FTE Cost” means, for any period, the FTE Rate multiplied by the number of FTEs in such period.

1.32 “FTE Rate” means a rate of *** per FTE per Calendar Year (pro-rated for the period beginning on the Effective Date and ending at the end of the first Calendar Year) for personnel engaged in Development and Manufacturing activities. The FTE Rate is “fully burdened” and will cover ***.

1.33 “Fully Burdened Manufacturing Cost” means with respect to a Program Antibody or Licensed Product, the aggregate of internal and external costs of MacroGenics and its Affiliates to Manufacture such Program Antibody or Licensed Product, calculated as follows: (a) to the extent that MacroGenics or its Affiliates perform all or any part of the Manufacturing of such Program Antibody or Licensed Product, the direct material costs *** and FTE Costs for such Manufacturing of such Program Antibody or Licensed Product ***, all calculated in accordance with applicable Accounting Standards as consistently applied by MacroGenics or its Affiliates; and (b) to the extent that Manufacturing of such Program Antibody or Licensed Product is performed by a Third Party, the costs paid to such Third Party for such activities *** and the reasonable direct FTE Costs incurred by MacroGenics or any of its Affiliates in managing and overseeing the Third Party relationship, determined in accordance with applicable Accounting Standards as consistently applied by MacroGenics or its Affiliates. ***.

1.34 “Generic Competition” means, with respect to a given Calendar Quarter with respect to a Licensed Product in any country, that during such Calendar Quarter, one (1) or more Third Parties sell in such country a Generic Product, such Generic Product shall be commercially available in such country and such Generic Product shall have, in the aggregate, a *** or more

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

market share of the aggregate of Licensed Products and Generic Products (based on data provided by IMS Health Incorporated, Fairfield, Connecticut) as measured on a ***, or if such data is not available, the Parties shall agree upon a methodology for estimating the percentage of unit sales based market share of Generic Products in such country.

1.35 “Generic Products” means, with respect to a particular Licensed Product commercialized by Servier in a particular country, any product (other than Licensed Products commercialized, directly or indirectly, by Servier, its Affiliates or Sublicensees, or by any authorized distributors of Servier, its Affiliates or Sublicensees) that either (a) is a “follow-on biologic” (FOB) or biosimilar or equivalent version to a Licensed Product, as defined by the competent Regulatory Authority, and administered in an equivalent dosage form as such Licensed Product or (b) for which a Third Party has received Regulatory Approval (based upon then-current applicable Laws governing approval of biological products) whose application for approval relies to a large extent (but not exclusively) on data generated for a Licensed Product, including Regulatory Approval under section 505(b)(2) of the Federal Food Drug, and Cosmetic Act.

1.36 “Global Clinical Trial” means a Phase 1 Clinical Trial, a Phase 2 Clinical Trial or a Phase 3 Clinical Trial that may be applicable to obtaining Regulatory Approval of Licensed Products in both the Servier Territory and the MacroGenics Territory or relies on patient recruitment from both the Servier Territory and the MacroGenics Territory.

1.37 “Good Clinical Practices” or “GCP” means the then-current standards, practices and procedures (a) promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA; (b) set forth in Directive 2001/20/EC of the European Parliament and of the Council of 4 April 2001 and Commission Directive 2005//28/EC of 8 April 2005; (c) ICH Guideline for Good Clinical Practice E6; (d) equivalent Laws of an applicable Regulatory Authority; and (e) all additional Regulatory Authority documents or regulations that replace, amend, modify, supplant or complement any of the foregoing.

1.38 “Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, as such regulations may be amended from time to time, and the equivalent regulations promulgated by the equivalent Regulatory Authority in the jurisdiction where Development activities are performed.

1.39 “Good Manufacturing Practices” or “GMP” means then-current standards for the manufacture of pharmaceutical products, pursuant to (a) the FD&C Act (21 U.S.C. 321 et seq.); (b) relevant United States regulations in Title 21 of the United States Code of Federal Regulations (including Parts 11, 210, and 211); (c) European Community Directives 2003/94 and 91/356/EC; (d) the European Community Guide to Good Manufacturing Practice for Medicinal Intermediate Products; (e) ICH Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients; (f) equivalent Laws of an applicable Regulatory Authority at the time of Manufacture; and (g) all additional Regulatory Authority documents or regulations that replace, amend, modify, supplant or complement any of the foregoing.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.40 “Governmental Authority” means any United States federal, state or local or any non-United States government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body.

1.41 “ICH” means the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.42 “Identified Patents” means ***.

1.43 “IND” means an Investigational New Drug Application filed with FDA or a similar application filed with an applicable Regulatory Authority outside of the United States such as a clinical trial application (CTA).

1.44 “Indication” means either (a) a discrete clinically recognized form of a disease or ***.

1.45 “Initial Phase 1 Clinical Trial” means ***

1.46 “Insolvency Event” means, with respect to any Party, the occurrence of any of the following: (a) such Party shall commence a voluntary case concerning itself under any bankruptcy, liquidation or insolvency code; (b) an involuntary case is commenced against such Party and the petition is not dismissed, bonded or stayed within ninety (90) days after commencement of the case; (c) a court-supervised custodian is appointed for, or takes charge of, all or substantially all of the property of such Party to continue undischarged or unstayed for a period of ninety (90) days; (d) any order of relief or other order approving any such case or proceeding is entered; (e) such Party is adjudicated insolvent or bankrupt; and (f) such Party makes a general assignment for the benefit of creditors.

1.47 “Joint IP” means all inventions and discoveries (and Patents claiming patentable inventions therein) first made or discovered jointly by one or more employees, consultants or agents of MacroGenics or its Affiliates, together with one or more employees, consultants or agents of Servier or its Affiliates in the course of the Research, Development, Manufacture or Commercialization of Program Antibodies and/or Licensed Product,

1.48 “Know-How” means all tangible and intangible (a) information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, data, results (including pharmacological, toxicological and non-clinical and clinical test data and results, and Research or Development data, reports and batch records), analytical and quality control data, analytical methods (including applicable reference standards), full batch documentation, packaging records, release, stability, storage and shelf-life

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

data, Manufacturing process information, results and descriptions, and software and algorithms and (b) compositions of matter, cells, cell lines, assays, animal models and physical, biological or chemical material.

1.49 “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

1.50 “Licensed Product” means any therapeutic or prophylactic product that comprises or incorporates a Program Antibody as an active pharmaceutical ingredient alone or in combination with one or more other active agents.

1.51 “License Term” means the period commencing upon the License Grant Date and ending on the date of expiration or termination of this Agreement in accordance with the provisions of ARTICLE 14.

1.52***

1.53 “MacroGenics Indemnitees” means MacroGenics, its Affiliates and the directors, officers and employees of MacroGenics and its Affiliates.

1.54 “MacroGenics IP” means the MacroGenics Know-How and the MacroGenics Patents.

1.55 “MacroGenics Know-How” means Know-How that is (a) Controlled by MacroGenics or its Affiliates on the Effective Date or thereafter during the Agreement Term; (b)(i) an improvement, modification, enhancement or novel use of a Program Antibody or Licensed Product, or any improvement, modification or enhancement in the Manufacturing process or formulation of a Program Antibody or Licensed Product by or on behalf of MacroGenics or its Affiliates; or (ii) disclosed by or on behalf of MacroGenics or its Affiliates to Servier or its Affiliates pursuant to this Agreement; and (c) necessary or useful to Research, Develop, Manufacture or Commercialize any Program Antibody or Licensed Product in the Field in the Servier Territory. MacroGenics Know-How excludes MacroGenics’ interest in the Joint IP.

1.56 “MacroGenics Patents” means Patents Controlled by MacroGenics or its Affiliates on the Effective Date or thereafter during the Agreement Term that claim or are directed to MacroGenics Know-How. The MacroGenics Patents existing as of the Effective Date are set forth on Exhibit B. MacroGenics Patents excludes MacroGenics’ interest in the Joint IP.

1.57 “MacroGenics Territory” means the United States of America, Canada, Mexico, India, Japan, Korea and any Terminated Territory.

1.58 “MacroGenics Third Party Agreements” means (a) the agreements which are set forth on Exhibit C, and (b) any other agreement pursuant to which MacroGenics licenses or acquires Patents or Know-How that relates to the Program Antibodies or Licensed Products in

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

the Field in the Servier Territory after the Effective Date pursuant to an agreement with a Third Party, the terms and conditions of which have been approved (not to be unreasonably withheld) by Servier before its execution by MacroGenics and which Servier and MacroGenics agree shall be deemed a MacroGenics Third Party Agreement, in which case Exhibit C shall be amended accordingly. For purposes of clarity, in the event that Servier does not approve the terms and conditions of any such proposed agreement with a Third Party, nothing herein shall be deemed to preclude MacroGenics from entering into such agreement with a Third Party; provided that such agreement with a Third Party shall not be deemed a MacroGenics Third Party Agreement hereunder.

1.59 “Major Indication” means any of the following Indications: ***.

1.60 “Manufacture” or “Manufacturing” means all activities related to the manufacturing of an Antibody or product, including test method development and stability testing, formulation, process development, manufacturing scale-up, manufacturing for use in non-clinical and clinical studies, manufacturing for commercial sale, packaging, release of product, quality assurance/quality control development, quality control testing (including in-process, release and stability testing) and release of product or any component or ingredient thereof, and regulatory activities related to all of the foregoing.

1.61 “Manufacturing Process Development Costs” means the costs and expenses incurred by a Party or its Affiliates attributable to, or reasonably allocable to, the development of a Manufacturing process for Program Antibodies or Licensed Products (including ***). “Manufacturing Process Development Costs” shall include (a) Out-of-Pocket Costs and (b) FTE Costs of internal personnel that are attributable or reasonably allocable to the development of a Manufacturing process for Program Antibodies or Licensed Products determined in accordance with applicable Accounting Standards of such Party.

1.62 “MGA271” means the Antibody known as MGA271 which is described in Exhibit A-2.

1.63 “Net Sales” means, in the case of sales by or for the benefit of Servier, its Affiliates, and its Sublicensees (the “Seller”) to independent, unrelated persons (“Buyers”) in bona fide arm’s length transactions (except as provided below with respect to clinical trial samples), the gross amount billed or invoiced by Seller with respect to the Licensed Product, less the following deductions, in each case to the extent actually allowed and taken by such Buyers and not otherwise recovered by or reimbursed to Seller in connection with such Licensed Product (“Permitted Deductions”):

***

“Net Sales” shall not include any consideration received with respect to a sale, use or other disposition of any Licensed Product in a country as part of a clinical trial necessary to obtain Regulatory Approval in such country. All of the foregoing elements of Net Sales calculations shall be determined in accordance with IFRS or successor standards and guidelines thereto. In the case of transfers of Licensed Product between any of Servier, its Sublicensees,

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

and Affiliates of any of the foregoing, for subsequent sale, rental, lease or other transfer of such Licensed Products to Third Parties, Net Sales shall be the gross invoice or contract price charged to the Third Party customer for that Licensed Product, less the deductions set forth in clauses *** above.

1.64 “Option Trigger Data Package” means the written report containing specified information and data on the results of the Initial Phase 1 Clinical Trial. The Option Trigger Data Package shall include ***.

1.65 “Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable and incurred to conduct such activities for a Licensed Product.

1.66 “Patent” means (a) all patents and patent applications in any country or supranational jurisdiction, and (b) any substitutions, divisionals, continuations, continuations-in-part, provisional applications, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications.

1.67 “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.68 “Phase 1 Clinical Trial” means a human clinical trial, other than the Phase 1 Dosing Clinical Trial, that is intended to initially evaluate the safety and/or pharmacological effect of a product or that would otherwise satisfy the requirements of
21 C.F.R. 312.21(a) or an equivalent clinical trial in a country other than the United States.

1.69 “Phase 2 Clinical Trial” means a human clinical trial for which the primary endpoints include a determination of dose ranges or an indication of efficacy of a product in patients being studied as described in 21 C.F.R. §312.21(b), or an equivalent clinical trial in a country other than the United States.

1.70 “Phase 3 Clinical Trial” means a human clinical trial that is prospectively designed to demonstrate statistically whether a product is safe and effective for use in humans in the indication being investigated in a manner sufficient to obtain Regulatory Approval to market such product in patients having the disease or condition being studied as described in 21 C.F.R. §312.21(c), or an equivalent clinical trial in a country other than the United States.

1.71 “PMDA” means the Japanese Pharmaceuticals and Medical Devices Agency or any successor agency thereto.

1.72 “Program Antibody” means ***.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.73 “Regulatory Approval” means the approval, license or authorization of the applicable Regulatory Authority necessary for Development and/or Commercialization of a Program Antibody and/or a Licensed Product for a particular Indication.

1.74 “Regulatory Authority” means the FDA in the United States or any health regulatory authority in another country that is a counterpart to the FDA and holds responsibility for allowing development of Program Antibodies and/or granting Regulatory Approval for a Licensed Product in such country, including the EMA, and any successor(s) thereto.

1.75 “Regulatory-Based Exclusivity Period” means, with respect to a Licensed Product, that period of time during which Servier or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority either to market and sell a Licensed Product in a country in the Servier Territory or the exclusive right to the use of or reference to clinical data in relation to a Licensed Product.

1.76 “Regulatory Documentation” means, with respect to the Program Antibodies or Licensed Products, all INDs, BLAs, and other regulatory applications submitted to any Regulatory Authority, copies of Regulatory Approvals, regulatory materials, drug dossiers, master files (including Drug Master Files, as defined in 21 C.F.R. §314.420 and any non-United States equivalents), and any other reports, records, regulatory correspondence, meeting minutes, telephone logs, and other materials relating to Regulatory Approval of the Program Antibodies or Licensed Products (including any underlying safety and effectiveness data whether or not submitted to any Regulatory Authority), or required to manufacture, distribute or sell Licensed Products including any information that relates to pharmacology, toxicology, chemistry, manufacturing and controls data, batch records, safety and efficacy, and any safety database required to be maintained for Regulatory Authorities.

1.77 “Research” means the discovery, identification, research, characterization, modification, derivatization and optimization of pharmaceutical compounds.

1.78 “Research Plan” means a research plan developed by the Parties that sets forth the activities to be undertaken during the Research Term, which research plan may be amended from time to time by the JRDC.

1.79 “Research Term” means the period commencing with the Effective Date and ending ***.

1.80 “Restricted Indication” means any ***.

1.81 “Right of Reference or Use” means a “Right of Reference or Use” as that term is defined in 21 C.F.R. §314.3(b), and any non-United States equivalents.

1.82 “Safety Data” means adverse event information and other information (if any) required by one or more Regulatory Authorities to be collected or to be reported to such Regulatory Authorities under applicable Laws.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.83 “Servier Collaboration IP” means the Servier Collaboration Know-How and the Servier Collaboration Patents.

1.84 “Servier Collaboration Know-How” means Know-How that is (a) Controlled by Servier or its Affiliates on the Effective Date or thereafter during the Agreement Term; (b) (i) an improvement, modification, enhancement or novel use of a Program Antibody or Licensed Product, or any improvement, modification or enhancement in the Manufacturing process or formulation of a Program Antibody or Licensed Product by or on behalf of Servier or its Affiliates; or (ii) disclosed by or on behalf of Servier or its Affiliates to MacroGenics or its Affiliates pursuant to this Agreement; and (c) necessary or useful to Research, Develop, Manufacture or Commercialize any Program Antibody or Licensed Product in the Field. Servier Collaboration Know-How excludes Servier’s interest in the Joint IP.

1.85 “Servier Collaboration Patent(s)” means Patents Controlled by Servier and its Affiliates on the Effective Date or thereafter during the Agreement Term claiming or directed to Servier Collaboration Know-How.

1.86 “Servier Indemnitees” means Servier, its Affiliates and the directors, officers and employees of Servier and its Affiliates.

1.87 “Servier Territory” means the entire world excluding the MacroGenics Territory.

1.88 “SFDA” means the Chinese State Food and Drug Administration or any successor agency thereto.

1.89 “Significant Patent” means any ***.

1.90 “Sublicensee” means a Third Party to whom a Party, as permitted under this Agreement, grants a license or sublicense, as the case may be, under the MacroGenics IP or Servier IP to Research, Develop, Manufacture, Commercialize or use Program Antibodies and/or Licensed Products in the Field or otherwise grants rights to distribute, promote or sell Licensed Products in the Field.

1.91 “Target” ***

1.92 “Terminated Territory” means with respect to a termination of this Agreement pursuant to Section 14, as applicable, (i) the country(ies) subject to such termination; and (ii) with respect to termination of this Agreement in its entirety, the Servier Territory.

1.93 “Third Party” means any Person other than MacroGenics or Servier that is not an Affiliate of MacroGenics or of Servier.

1.94 “United States” or “U.S.” means the United States of America and all of its territories and possessions.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.95 “Valid Claim” means (a) a claim of an issued patent that has not expired or been abandoned, or been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period) ***.

1.96 Additional Definitions. Each of the following definitions is set forth in the section of this Agreement indicated below:

Definition:	Section:
Alliance Business-Development Manager	2.1
Alliance R&D Manager	2.2
Arbitration Request	16.2.1
Audited Party	9.10
Auditing Party	9.10
Bankruptcy Code	4.8
Breaching Party	14.2
Buy-In Amount	5.4.2(b)(iv)
Buy-In Party	5.4.2(b)(ii)
Clinical Supply Agreement	7.2.1
Co-Chairperson	2.7
Commercial Supply Agreement	7.2.2
Commercialization Plan	8.4
Commercializing Party	8.1
Confidential Information	11.1
De Minimis Overage Amount	5.5.2(a)
Development Budget	5.3.1
Development Collaboration Proposal	5.4.2(b)
Disclosing Party	11.1
Excess Overage Amount	5.5.2(a)
Effective Date	Preamble
Existing Confidentiality Agreement	11.4
Global Development Plan	5.3.1
***	***
IdRS	Preamble
Indemnified Party	13.3
Indemnifying Party	13.3
Initial Development Budget	5.5.2
Initiating Party	10.4.3
Inspected Party	6.3.2
JEC	2.4.1
Joint Patents	10.3.3(a)
JRDC	2.6.1
JSC	2.5.1
License Grant Date	3.3.3(a)

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Definition:	Section:
License Grant Fee	9.2.1
LLS	Preamble
Losses	13.1
M&A Event	16.4
MacroGenics	Preamble
MacroGenics Product Patents	10.3.1(a)
Non-Arbitrable Dispute	16.1.2
Non-Breaching Party	14.2
Option	3.3.3(a)
Option Grant Fee	9.1
Option Period	3.3.3(a)
Party or Parties	Preamble
Project Director	2.3
Proposed Development Plan Amendment	5.4.2(a)
Receiving Party	11.1
Reconciliation Payment	5.5.2(c)
Research Program	3.1
Responsible Party	10.3.3(b)
Royalty Term	9.5.2
SDEA Agreement	6.5.1
Servier	Preamble
Servier Product Patents	10.3.2(a)
Supplemental Data	3.2.1

ARTICLE 2

GOVERNANCE

2.1 Alliance Business-Development Managers. Within thirty (30) days following the Effective Date, each Party shall appoint (and notify the other Party of the identity of) a representative to act as its business development alliance manager under this Agreement (“Alliance Business-Development Manager”). The Alliance Business-Development Managers shall be there to coordinate any business related activities under this Agreement. The Alliance Business-Development Managers shall attend all JSC meetings and may bring any matter in relation to business to the attention of any committee if such Alliance Business-Development Manager reasonably believes that such matter warrants such attention. Each Party may replace its Alliance Business-Development Manager upon written notice to the other Party.

2.2 Alliance R&D Managers. Within thirty (30) days following the Effective Date, each Party shall appoint (and notify the other Party of the identity of) a representative to act as its alliance research and development manager under this Agreement (“Alliance R&D Manager”). With regard to Research and Development activities, the Alliance R&D Managers shall serve as

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

the primary contact points between the Parties and shall be primarily responsible for facilitating the flow of information, interaction and collaboration between the Parties and shall be responsible for ensuring that the governance procedures and rules set forth herein are complied with. The Alliance R&D Manager shall attend the meetings of the JRDC and the JSC and may bring any matter in relation to the Research and Development management to the attention of any committee, if such Alliance R&D Manager reasonably believes that such matter warrants such attention. Each Party may replace its Alliance R&D Manager upon written notice to the other Party.

2.3 Project Directors. Within thirty (30) days following the Effective Date each Party shall appoint (and notify the other Party of the identity of) a representative to act as its project director (“Project Director”). The Project Director shall be responsible for the follow-up of the respective Research and Development activities under this Agreement on a regular basis. The Project Director shall attend the meetings of the JRDC, and may bring any matter in relation to the project management to the attention of the JSC, if such Project Director reasonably believes that such matter warrants such attention. Each Party may replace its Project Director upon written notice to the other Party.

2.4 Joint Executive Committee.

2.4.1 Composition. Promptly after the Effective Date, the Parties shall establish a joint executive committee (the “JEC”). The JEC shall be comprised of up to three (3) senior executives from each Party. Either Party may, from time to time, invite additional representatives or consultants to attend JEC meetings, subject to such representative’s and consultant’s written agreement to comply with confidentiality obligations substantially the same as those set forth in ARTICLE 11. Each Party shall bear its own expenses related to the attendance at JEC meetings by its representatives.

2.4.2 Function and Powers of the JEC. The JEC shall manage the overall collaboration between the Parties, resource allocation and major changes to the collaboration requiring amendments to this Agreement and shall resolve disagreements that may arise at the JSC.

2.5 Joint Steering Committee.

2.5.1 Composition. Promptly after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”). The JSC shall be comprised of three (3) named representatives of Servier and three (3) named representatives of MacroGenics (or such other number as the Parties may agree) as well as each Party’s Alliance Business-Development Manager and Alliance R&D Manager. As soon as practicable after the Effective Date (but in no event more than thirty (30) days after the Effective Date), each Party shall designate by written notice to the other Party its initial representatives on the JSC. Each Party may replace one or more of its representatives, in its sole discretion, effective upon written notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge. Either Party may, from time to time, invite additional representatives or

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

consultants to attend JSC meetings, subject to such representative’s and consultant’s written agreement to comply with confidentiality obligations substantially the same as those set forth in ARTICLE 11. Each Party shall bear its own expenses related to the attendance at JSC meetings by its representatives. The JSC shall be co-chaired by a representative from each Party.

2.5.2 Function and Powers of the JSC. The JSC’s responsibilities shall include: (a) coordinating the activities of the Parties under this Agreement, including facilitating communications between the Parties with respect to the Development, Manufacture and Commercialization of Program Antibodies and Licensed Product; (b) providing a forum for discussion of the Development, Manufacture, and Commercialization of Licensed Product; (c) reviewing and approving the Research Plan and the Global Development Plan and associated Development Budget and any annual or interim updates and proposed amendments thereto; (d) reviewing and discussing Servier’s Commercialization Plan and related activities with respect to Licensed Products throughout the Servier Territory and (if applicable) the MacroGenics Territory, including pre-launch and go-to-market strategies; (e) directing and overseeing the JRDC and any operating subcommittee established by the JSC, on all significant issues that fall within the purview of such committees; (f) attempting to resolve issues presented to it by, and disputes within, the other committees, including the JRDC and any subcommittee, in accordance with Section 2.9; and (g) considering and acting upon such other matters as specified in this Agreement.

2.5.3 Subcommittees. The JSC may establish and disband such subcommittees as deemed necessary by the JSC. Each such subcommittee shall consist of the same number of representatives designated by each Party, which number shall be mutually agreed by the Parties. Each Party shall be free to change its representatives on written notice to the other Party or to send a substitute representative to any subcommittee meeting. Each Party’s representatives and any substitute for a representative shall be bound by the obligations of confidentiality set forth in ARTICLE 11. Except as expressly provided in this Agreement, no subcommittee shall have the authority to bind the Parties hereunder and each subcommittee shall report to the JSC.

2.6 Joint Research and Development Committee and Subcommittees.

2.6.1 Composition. Promptly after the Effective Date, the Parties shall establish a joint research and development committee (the “JRDC”). The JRDC shall be comprised of three (3) named representatives of Servier and three (3) named representatives of MacroGenics (or such other number as the Parties may agree) as well as each Party’s Project Director. As soon as practicable after the Effective Date (but in no event more than thirty (30) days after the Effective Date), each Party shall designate by written notice to the other Party its initial representatives on the JRDC. Each Party may replace one or more of its representatives, in its sole discretion, effective upon written notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Research and Development activities hereunder. Either Party may, from time to time, invite additional representatives or consultants to attend JRDC meetings, subject to such representative’s and consultant’s written agreement to comply with

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

confidentiality obligations substantially the same as those set forth in ARTICLE 11. Each Party shall bear its own expenses related to the attendance at JRDC meetings by its representatives. The JRDC shall be co-chaired by a representative from each Party.

2.6.2 Function and Powers of the JRDC. The JRDC’s responsibilities shall include: (a) during the Research Term, proposing the Research Plan, proposing any changes or amendments to the Research Plan for approval by the JSC; (b) during the Research Term, reviewing and monitoring progress for all activities performed under the Research Program; (c) during the License Term, proposing the initial Global Development Plan, coordinating the activities of the Parties under and overseeing the implementation of the Global Development Plan; (d) during the License Term, preparing annual and interim updates to the Global Development Plans; (e) during the Agreement Term, serving as a forum for and facilitating communications between the Parties with respect to the Research and Development of Licensed Products, including any joint Development activities to be pursued by the Parties during the License Term; (f) during the License Term, monitoring and coordinating all regulatory actions, communications and submissions for Licensed Products; (g) informal resolution of disagreements that may arise in the relation to the Parties activities under the Research Program and the Global Development Plan; and (h) considering and acting upon such other matters as specified in this Agreement.

2.7 Co-Chairpersons. Each Party shall designate one of its members of the JSC and JRDC, respectively, as a co-chairperson (each, a “Co-Chairperson”) of such committee. The Co-Chairpersons shall have the following roles and responsibilities: (a) to call meetings of the relevant committee, send notice of each such meeting and designate the time, date and place of each such meeting; (b) to convene or poll the members of the relevant committee by other permitted means; (c) to establish a reasonably detailed agenda, including identification of relevant supporting information and materials to be discussed during such meeting, for each meeting of the relevant committee, subject to the right of any member of such committee to add additional agenda items at any meeting; and (d) to promptly draft and finalize minutes of each meeting of such committee, for review and approval by members of such committee at the following meeting. Each Co-Chairperson shall sign and date the final minutes.

2.8 Committee Meetings.

2.8.1 Frequency. The JRDC and each of the subcommittees shall each hold at least one (1) meeting per Calendar Quarter at such times during such Calendar Quarter as the co-chairpersons elect to do so and the JSC and JEC shall hold at least one (1) meeting per Calendar Year as the co-chairpersons elect to do so.

2.8.2 Quorum; Location. Except where a Party fails to appoint a member or members to the JEC, JSC, JRDC or any subcommittee or fails to participate in meetings of the JEC, JSC, JRDC or any subcommittee, meetings of the JEC, JSC, JRDC and subcommittees, respectively, shall be effective only if at least one (1) representative of each Party is present or participating. The JEC, JSC, JRDC and subcommittees may meet either (a) in person at either Party’s facilities or at such locations as the Parties may otherwise agree or (b) by audio or video

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

teleconference; provided that no less than one (1) meeting during each Calendar Year shall be conducted in person. Additional meetings of the JEC, JSC, JRDC and subcommittees may also be held with the consent of each Party, or as required under this Agreement, and neither Party shall unreasonably withhold its consent to hold such additional meetings. Each Party shall be responsible for all of its own expenses incurred in connection with participating in all such meetings.

2.8.3 Cooperation. Each Party shall provide the JSC and JRDC such information as required under the Research Plan or Global Development Plan, as applicable, or reasonably requested by the other Party and reasonably available, relating to the progress of the goals or performance of activities under, as applicable, the Research Plan or Global Development Plan.

2.9 Decisions.

2.9.1 Initial Dispute Resolution Procedures. Subject to the provisions of this Section 2.9, actions to be taken by the JEC, JSC, JRDC and each of the subcommittees shall be taken only following ***. If the JRDC or any subcommittee fails to reach unanimous agreement on a matter before it for decision for a period in excess of ***, the matter shall be referred to the JSC. If the JSC fails to reach *** on a matter before it for decision for a period in excess of ***, the matter shall be referred to the JEC.

2.9.2 Conduct of Initial Phase 1 Clinical Trial. Notwithstanding any other provision in this Agreement, unless otherwise agreed upon to the contrary by the Parties, ***. MacroGenics shall reasonably consult with Servier regarding the selection of Indications to be pursued in the expansion cohorts included in the Initial Phase 1 Clinical Trial and shall reasonably consider any input provided by Servier with respect thereto. ***.

2.9.3 Final Decision-Making. If the JEC fails to reach *** on a matter before it for decision for a period in excess of ***, the following provisions shall apply:

(a) During the Research Term, if the JEC is unable to resolve the matter within *** after the matter is referred to them, the matter shall be deadlocked until resolved by *** JEC consensus.

(b) During the License Term, the JEC representatives appointed by Servier shall have the deciding vote on any matter involving the Development or Commercialization of Program Antibodies and Licensed Products in the Field in the Servier Territory and the JEC representatives appointed by MacroGenics shall have the deciding vote on any matter involving the Development or Commercialization of Program Antibodies and Licensed Products in the Field in the MacroGenics Territory.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

2.9.4 Exceptions. Notwithstanding the foregoing, neither Party shall exercise its right to finally resolve a dispute pursuant to Section 2.9.3:

(a) in a manner that excuses such Party from any of its obligations specifically enumerated under this Agreement;

(b) in a manner that negates any consent rights or other rights specifically allocated to the other Party under this Agreement;

(c) during the License Term, to increase Development Costs for the other Party for any Global Clinical Trial for a given Calendar Year by more than *** above the Initial Development Budget for such Global Clinical Trial;

(d) to resolve any dispute regarding whether a Party may conduct Development or Commercialization activities in the other Party’s territory;

(e) to resolve any dispute regarding whether a milestone event set forth in Section 9.3 has been achieved; or

(f) in a manner that would require the other Party to perform any act that it reasonably believes to be inconsistent with any Law or any approval, order, policy or guidelines of a Regulatory Authority.

2.10 Authority. The JEC, JSC, JRDC and any subcommittee shall have only the powers assigned expressly to it in this ARTICLE 2 and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with this Agreement. In furtherance thereof, each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated or vested in the JEC, JSC, JRDC or any subcommittee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.

2.11 Representatives. For purposes of clarity, a Party may appoint the same person to simultaneously serve as the Alliance Business Development Manager, Alliance R&D Manager, and/or Project Director for such Party and/or serve on multiple committees established pursuant to this ARTICLE 2.

ARTICLE 3

RESEARCH AND DEVELOPMENT; EXCLUSIVE OPTION

3.1 Research Overview. Pursuant to this Agreement and as further provided in this ARTICLE 3, MacroGenics and Servier shall conduct the research activities indicated in the Research Plan during the Research Term (the “Research Program”). Neither Party warrants that the Research Program shall achieve any of the research objectives contemplated in the Research Plan. At the end of the Research Term, each Party’s obligation to conduct the Research Program shall cease unless the Parties mutually agree to extend the Research Term.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

3.2 Conduct of the Research Program.

3.2.1 Research Plan. ***, the JRDC will prepare the Research Plan to be submitted for approval by JSC. The Parties may mutually agree to specify in the Research Plan activities to be conducted by Servier to generate additional pre-clinical and clinical data to be shared by both Parties (the “Supplemental Data”). Servier shall disclose to MacroGenics all Supplemental Data *** after the completion of such activities and MacroGenics shall have the right to use such Supplemental Data in order to Develop, obtain Regulatory Approval for and Commercialize Licensed Products. Both Parties envision that the Supplemental Data ***. The availability and finalization of such Supplemental Data and/or any modification to the Initial Phase 1 Clinical Trial that the Parties may agree upon shall not in any way delay the timing of the delivery of the Option Trigger Data Package to Servier in accordance with Section 3.3.2. To the extent that any provision of the Research Plan conflicts or is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.

3.2.2 Diligence. MacroGenics and Servier shall use Commercially Reasonable Efforts to conduct the Research Program in a good scientific manner and in accordance with the Research Plan.

3.2.3 Expenses. Except as otherwise set forth elsewhere in this Agreement, each Party shall bear its own costs and expenses of conducting the activities allocated to such Party under the Research Plan, including the costs of clinical supply of Program Antibodies and Licensed Products.

3.2.4 Reports. MacroGenics and Servier shall provide written progress reports on the status of its Research and Development activities under the Research Plan, including summaries of data generated in the Research Program, at least *** in advance of each JRDC meeting.

3.3 Evaluation of Option Trigger Data Package; Option Exercise.

3.3.1 Limited Evaluation License; Supply. MacroGenics hereby grants Servier an exclusive, royalty and other fee-free license, with the right to sublicense only to Servier’s Affiliates, under MacroGenics IP, to (a) conduct the activities, if any, allocated to Servier under the Research Plan and (b) use the Option Trigger Data Package solely for purposes of evaluating Program Antibodies to determine whether to exercise its Option.

3.3.2 Delivery of Option Trigger Data Package. MacroGenics shall provide Servier with the Option Trigger Data Package ***.

3.3.3 Option Exercise.

(a) Servier shall have the exclusive option to obtain an exclusive license under MacroGenics IP to Research, Develop and Commercialize Program Antibodies and Licensed Products in the Field in the Servier Territory (the “Option”). *** (“Option Period”). In the event Servier elects to exercise the Option, it shall, no later than the end of the last day of the Option Period, deliver to MacroGenics (i) written notice specifying that Servier has elected to exercise the Option, and (ii) payment of the License Grant Fee. Provided Servier has properly

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

exercised the Option in accordance with the preceding sentence, the later of the date of the written notice and receipt by MacroGenics of the License Grant Fee shall be the “License Grant Date” for purposes of this Agreement. The Research Term and Option Period will be deemed to have ended, and the License Term will be deemed to have commenced, on the License Grant Date.

(b) Upon the exercise by Servier of the Option in accordance with this Section 3.3, the provisions set forth in Sections 4.1, 4.2 and 4.3 of this Agreement shall constitute the terms and conditions of the license and sublicense rights granted by MacroGenics to Servier with respect to Licensed Products and the MacroGenics IP in the Field in the Servier Territory, and by Servier to MacroGenics with respect to Servier IP and Licensed Products in the Field in the MacroGenics Territory. During the period commencing on the Effective Date and ending on the expiration of the Option Exercise Period, MacroGenics will not grant a license or other rights to any Third Party or take any other action that would prevent MacroGenics from being able to grant to Servier the license set forth in Section 4.1. In the event Servier does not exercise the Option during the Option Exercise Period, Servier shall have no further rights hereunder with respect to MacroGenics IP and/or Licensed Products, the license granted to Servier under Section 3.3.1 shall terminate and the licenses and other rights granted under ARTICLE 4 shall have no force or effect.

(c) In the event Servier does not exercise its Option rights prior to the end of the Option Period, (i) Servier’s Option shall expire and all right and interest with respect to the Program Antibodies, Licensed Products and MacroGenics IP shall revert to MacroGenics; (ii) Servier shall have no right to or interest in such Program Antibodies, Licensed Products and MacroGenics IP; and (iii) Servier shall and hereby does assign and transfer to MacroGenics all right, title and interest in and to the Supplemental Data and the Servier Collaboration IP that is created by or on behalf of Servier or its Affiliates, or both, whether solely or jointly with MacroGenics, in the course of conducting activities under the Research Plan.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 4

GRANT OF RIGHTS; EXCLUSIVITY

4.1 License Grant to Servier. Subject to the terms of this Agreement, upon MacroGenics’ receipt of the License Grant Fee, MacroGenics shall and hereby does grant Servier (a) an exclusive, royalty-bearing, non-transferable (except in accordance with Section 16.4) license, with the right to sublicense (subject to Section 4.3), under MacroGenics IP and MacroGenics’ and its Affiliates’ interests in Joint IP, to Research, Develop, Manufacture and Commercialize, Program Antibodies and Licensed Products in the Servier Territory in the Field; (b) an exclusive, royalty-bearing, non-transferable (except in accordance with Section 16.4) license, with the right to sublicense (subject to Section 4.3), under MacroGenics IP and MacroGenics’ and its Affiliates’ interests in Joint IP, to Research, Develop, Manufacture and Commercialize Diagnostics for use solely with Program Antibodies and Licensed Products in the Field in the Servier Territory; and (c) a non-exclusive, royalty-bearing, non-transferable (except in accordance with Section 16.4) license, with the right to sublicense (subject to Section 4.3), under MacroGenics IP and MacroGenics’ and its Affiliates’ interests in Joint IP, to Research, Develop and Manufacture Program Antibodies and Licensed Products in the MacroGenics Territory for the sole purpose of using, offering for sale and selling Licensed Products in, and importing Program Antibodies and Licensed Products into, the Servier Territory in the Field; provided however, that Servier shall not, directly or indirectly, conduct clinical trials or other clinical studies, including any investigator initiated studies, in the MacroGenics Territory using Program Antibodies or Licensed Products without the prior approval of the JRDC.

4.2 License Grant to MacroGenics. Subject to the terms of this Agreement, upon MacroGenics’ receipt of the License Grant Fee, Servier hereby grants MacroGenics: (a) an exclusive, royalty-free, non-transferable (except in accordance with Section 16.4) license, with the right to sublicense (subject to Section 4.3), under Servier Collaboration IP and Servier’s and its Affiliates’ interest in Joint IP, to Research, Develop, Manufacture and Commercialize Program Antibodies and Licensed Products in the Field in the MacroGenics Territory; (b) an exclusive, royalty-free, non-transferable (except in accordance with Section 16.4) license, with the right to sublicense (subject to Section 4.3), under Servier Collaboration IP and Servier’s and its Affiliates’ interest in Joint IP, to Research, Develop, Manufacture and Commercialize Diagnostics for use solely with Program Antibodies and Licensed Products in the Field in the MacroGenics Territory; and (c) a non-exclusive, royalty-free, non-transferable (except in accordance with Section 16.4) license, with the right to sublicense (subject to Section 4.3), under Servier Collaboration IP and Servier’s and its Affiliates’ interest in Joint IP, to Research, Develop and Manufacture Program Antibodies and Licensed Products in the Servier Territory for the sole purpose of using, offering for sale and selling Licensed Products in, and importing Program Antibodies and Licensed Products into, the MacroGenics Territory in the Field; provided however, that MacroGenics shall not, directly or indirectly, conduct clinical trials or other clinical studies, including any investigator initiated studies, in the Servier Territory using Program Antibodies or Licensed Products without the prior approval of the JRDC.

4.3 Sublicenses. Each Party shall have the right to grant sublicenses within the scope of the licenses under Section 4.1 or 4.2, as applicable, solely to its Affiliates and to Third Parties

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

that are conducting Research, Development, Manufacture and/or Commercialization activities with such Party or its Affiliates with respect to Program Antibodies and Licensed Products; provided that any sublicense granted to Third Party collaborators under this Agreement shall be pursuant to a written agreement that subjects such sublicensee to all relevant restrictions and limitations set forth in this Agreement, including the confidentiality provisions of ARTICLE 11. If either Party grants a sublicense to a Third Party as permitted by this Section 4.3, then such Party shall provide the other Party prompt written notice thereof and shall provide the other Party with an executed copy of any such sublicense (redacted as necessary to protect confidential or commercially sensitive information). Except as otherwise agreed by the Parties in writing, each Party shall be jointly and severally responsible with its sublicensees to the other Party for failure by its sublicensees to comply with this Agreement.

4.4 Subcontracting. Subject to the terms of this Agreement, each Party shall have the right to engage Affiliates, licensees, Sublicensees or Third Party subcontractors to perform activities ascribed to such Party, under this Agreement. Any Affiliate, licensee or subcontractor to be engaged by a Party to perform a Party’s obligations under this Agreement shall meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity; provided that any Party engaging an Affiliate, licensee or subcontractor hereunder shall remain principally responsible and obligated for such activities. In addition, each Party engaging a licensee, Sublicensee or subcontractor shall obtain Control of any and all Know-How, Patents or other intellectual property rights created, discovered, invented, conceived or reduced to practice by such licensee, Sublicensee or subcontractor with respect to any Program Antibody or Licensed Product so that the other Party is not impeded from carrying out its rights and responsibilities under this Agreement by such Know-How, Patents or other intellectual property rights. To the extent a Party cannot obtain assignment of, or an exclusive license to, all Know-How, Patents and other intellectual property rights created, discovered, invented, conceived or reduced to practice by any licensee, Sublicensee or subcontractor engaged by such Party with respect to any Program Antibody or Licensed Product or in the performance of activities under this Agreement at the time such Party initially enters into such arrangement with such licensee, Sublicensee or subcontractor, such Party shall bring such matter to the JSC for the prior approval of such arrangement and for the express approval by the JRDC of the licensing terms and conditions with respect to such arrangement

4.5 MacroGenics Third Party Agreements. Servier acknowledges and agrees that the rights, licenses and sublicenses granted by MacroGenics to Servier under this Agreement are subject to the terms of the MacroGenics Third Party Agreements. Servier covenants to comply with, and to cause its Affiliates and Sublicensees to comply with, the MacroGenics Third Party Agreements, and to take any action or provide any information reasonably requested by MacroGenics, to prevent any potential breach of any terms of such MacroGenics Third Party Agreements. To the extent there is a conflict between the terms of any MacroGenics Third Party Agreement and the rights granted to Servier hereunder, the terms of such MacroGenics Third Party Agreement shall control solely with respect to the Patents and Know-How owned or controlled by such Third Party licensor. MacroGenics shall not terminate or consent to the termination of the MacroGenics Third Party Agreement without Servier’s prior reasonable consent if such termination would materially adversely affect Servier’s license granted

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

hereunder; however, for clarity, MacroGenics may (a) terminate any MacroGenics Third Party Agreement by acquiring all of the relevant intellectual property licensed thereunder, in which case Servier agrees to consent to such termination of such MacroGenics Third Party Agreement; (b) terminate its obligation to make royalty and milestone payments by making a lump-sum payment; and (c) terminate its rights and obligations under a MacroGenics Third Party Agreement by assigning such MacroGenics Third Party Agreement directly to Servier.

4.6 Right of First Negotiation for Bi-Specific DARTs. If at any time during the Agreement Term MacroGenics desires to Develop with a Third Party and/or Commercialize with one or more Third Party(ies) one or more Bi-Specific DARTs in the Field other than in the United States, MacroGenics shall notify Servier of its intent and propose to Servier to enter into negotiations to Develop and Commercialize the latter, identifying the applicable Bi-Specific DART(s) that is(are) proposed to be the subject of such negotiations. Servier shall have *** from receipt of such written notice to notify MacroGenics in writing as to whether Servier desires to negotiate for such rights, and if Servier so notifies MacroGenics that it does desire to negotiate for such rights, Servier shall have *** from the date of such notification to MacroGenics to negotiate and enter into a definitive agreement with MacroGenics for such rights; provided that, if either Servier does not provide such written notice within such *** period or Servier and MacroGenics do not enter into a definitive agreement within such *** period, MacroGenics shall be free to enter into negotiations and agreements with Third Parties relating to such Bi-Specific DART(s), provided however that if, within *** after such negotiations with Servier terminate, MacroGenics should ***, and Servier shall have a period of *** following receipt of the same to notify MacroGenics as to whether Servier would be prepared to accept such terms (subject to execution of a mutually acceptable license agreement) in which case the Parties will use commercially reasonable efforts to conclude such license agreement within *** after Servier notifies MacroGenics of the same. If the Parties can not conclude such license agreement or such *** period expires, the Parties agree that, MacroGenics shall be free to enter into negotiations and agreements with Third Party(ies) relating to such Bi-Specific DARTs during the remainder of the Agreement Term without further obligation to Servier.

4.7 Rights Retained by the Parties. Any rights of MacroGenics or Servier, as the case may be, not expressly granted to the other Party pursuant to this Agreement shall be retained by such Party. Notwithstanding the exclusive licenses granted to Servier pursuant to Section 4.1, MacroGenics retains the right to practice under the MacroGenics IP and Joint IP to perform (and to sublicense Third Parties to perform) its obligations under this Agreement and any supply agreement entered into in accordance with ARTICLE 7, including for the purpose of performing its activities in connection with clinical trials for Licensed Products and any related manufacture of Program Antibodies and Licensed Products.

4.8 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of the United States Bankruptcy Code (Title 11, U.S. Code), as amended (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code. The Parties will retain and may fully exercise all of their respective

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

rights and elections under the Bankruptcy Code. Each Party agrees that the other Party, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or any other provisions of applicable Law outside the United States that provide similar protection for “intellectual property.” The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the U.S. Bankruptcy Code or analogous provisions of applicable Law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) such intellectual property and all embodiments of such intellectual property, which, if not already in such Party’s possession, will be promptly delivered to it upon such Party’s written request thereof. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

4.9 Exclusivity. For the period commencing with the Effective Date and ending on the*** of the Effective Date, other than with respect to the Development and Commercialization activities pursuant to this Agreement or any agreement entered into between the Parties pursuant to Section 4.6, neither Party nor its Affiliates shall, directly or indirectly, (a) ***.

4.10 Consequences of Development and Commercialization of Competing Products. ***

4.11 Diagnostics. The Parties acknowledge and agree that each Party shall have the right to use Diagnostics in combination with Competing Products Researched, Developed or Commercialized by such Party.

ARTICLE 5

DEVELOPMENT DURING THE LICENSE TERM

5.1 Overview. During the License Term, Servier will, subject to the terms of this Agreement, be responsible for the Development of Licensed Products in the Field for the Servier Territory, and (b) MacroGenics will remain responsible for Development of Licensed Products in the Field in the MacroGenics Territory. While the Parties may choose, at their sole discretion, to work together on particular projects, except as otherwise provided in this Agreement, the Parties will operate independently in their activities for their respective Development of Licensed Products, but will provide access to certain information to the JRDC and to each other as expressly described in this Agreement.

5.2 Servier Obligations. Servier shall use Commercially Reasonable Efforts to Develop Licensed Products in the Servier Territory. Servier shall be deemed to not have used Commercially Reasonable Efforts to Develop Licensed Products in the Servier Territory, and MacroGenics shall have the right to terminate this Agreement in accordance with Section 14.2, if at any point in time prior to the First Commercial Sale of a Licensed Product, Servier fails to undertake Development activities, with the intention of rapidly advancing a Licensed Product toward registration (and not for the sole purpose of preserving rights hereunder) during at least the preceding ***.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

5.3 Development Activities.

5.3.1 Global Development Plan. During the License Term, the Development of Licensed Products under this Agreement shall be conducted pursuant to a reasonably comprehensive written research and development plan (each, a “Global Development Plan”), which shall include a detailed budget for all Development Costs and Manufacturing Process Development Costs (each, a “Development Budget”), and which shall include the resource allocations for the Parties based upon the general principle that the allocation shall endeavor to take advantage of the respective resources, capabilities and expertise of MacroGenics and Servier, respectively. Within *** after the License Grant Date, the JRDC shall prepare an initial draft of the Global Development Plan for approval by the JSC. The Global Development Plan also shall set forth the specific activities (including non-clinical and clinical studies to be conducted by each Party and the estimated timeline for Development of Licensed Products in order to obtain the data that the Parties intend will be useful, by both Parties, to obtain Regulatory Approvals of the licensed Product in both the United States, and the EU, Servier shall be the sponsor of all clinical studies conducted in the Servier Territory and shall be solely responsible for Development activities and for obtaining Regulatory Approval for Licensed Products in the Servier Territory, and MacroGenics shall be the sponsor of all clinical studies conducted in the MacroGenics Territory and shall be solely responsible for Development activities and for obtaining Regulatory Approval for Licensed Products in the MacroGenics Territory. The JRDC shall discuss which Party(ies) shall be the sponsor of all clinical studies conducted in countries of both the MacroGenics Territory and the Servier Territory.

5.3.2 Details in Global Development Plan. Without limiting Section 5.3.1, the Global Development Plan shall set forth, among other things, the following activities to be undertaken jointly or coordinated by Servier and MacroGenics:

(a) any non-clinical studies, toxicology studies, pharmaco-economic studies, process development studies and other clinical studies, whether pre- or post-approval and whether sponsored or merely supported by Servier or MacroGenics, in each case, together with all protocols, endpoints and investigators conducting such studies, with respect to Licensed Products in the Servier Territory and MacroGenics Territory;

(b) regulatory plans and other elements of obtaining and maintaining Regulatory Approvals in the Field in each country in the Servier Territory and MacroGenics Territory, consistent with the use of Commercially Reasonable Efforts;

(c) the timeline for completing such Development activities; and

(d) the plans and timeline for preparing the necessary Regulatory Documentation and for obtaining Regulatory Approval in the Field in the Servier Territory and MacroGenics Territory.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

5.4 Updating and Amending Development Plan and Development Budget; Additional Development Activities.

5.4.1 Development Plan Reviews and Updates. On or before January 1st of each Calendar Year during the License Term, the JRDC shall review, update and approve the Global Development Plan (including the Development Budget contained therein) which shall cover the Development activities and Manufacturing process development activities to be conducted with respect to the Development of Licensed Products for use in the Field during the upcoming Calendar Year, and the JRDC shall, on at least a quarterly basis, review and update, as appropriate, the then-current Global Development Plan (including the Development Budget) to reflect any changes, reprioritizations of, or additions to the Global Development Plan.

5.4.2 Amendments to Development Plan; New Development Collaboration Proposals.

(a) Amendments to Development Plan. From time to time during the License Term, either Party may submit to the JRDC any proposed amendment of the Global Development Plan to amend the then-currently approved Development activities (such proposed amendment, a “Proposed Development Plan Amendment”) for the JRDC’s review and JSC approval. Any proposed amendment to the Global Development Plan shall contain, at a minimum, information supporting the rationale for the Proposed Development Plan Amendment related to Licensed Products from a scientific, regulatory and commercial standpoint, as well as an estimated developmental critical path, and an estimate of the cost of such Development. The JRDC shall consider any submitted Proposed Development Plan Amendment during its next scheduled meeting. Once approved by the JSC (or otherwise resolved pursuant to Section 2.9), each amended Global Development Plan (including the Development Budget contained therein) shall become effective and supersede the previous Global Development Plan and Development Budget as of the date of such approval or at such other time as decided by the JSC.

(b) New Development Collaboration Proposals. If either Party proposes to conduct new Development activities in connection with the Development of a Licensed Product not included in the then approved Global Development Plan, including any proposal to collaborate to *** (such proposal, a “Development Collaboration Proposal”), such Party shall submit the Development Collaboration Proposal to the other Party through the JRDC. Every Development Collaboration Proposal shall include a proposal to collaborate with the other Party for such Development activities so that, subject to the terms of this Agreement, with respect to the Development activities underlying the Development Collaboration Proposal, Servier shall be able to Develop Licensed Products for Commercialization in the Field in the Servier Territory and MacroGenics shall be able to Develop Licensed Products for Commercialization in the Field in the MacroGenics Territory.

(i) In the event the other Party approves a Development Collaboration Proposal and the Parties agree to collaborate to conduct the Development activities underlying the Development Collaboration Proposal with respect to Licensed Products, each Party shall use Commercially Reasonable Efforts to perform the activities allocated to it under the approved Development Collaboration Proposal, and the Parties shall share in the payment of Development Costs incurred in connection with such activities in accordance with Section 5.5.1(a).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(ii) In the event the other Party declines to participate in and share the funding of such activity (the “Buy-In Party”), the submitting Party may proceed with the activities described in such Development Collaboration Proposal at its sole expense unless the other Party reasonably objects to the conduct of such activity as reasonably likely to result in a safety or public health issue that will have a material adverse effect in the Development or Commercialization of Program Antibodies and Licensed Product in its territory. Any disputes regarding whether an activity is reasonably likely to result in a safety or public health issue that will have a material adverse impact on the Development and/or Commercialization of Program Antibodies and Licensed Products in a Party’s territory shall be referred to the JRDC for a determination and resolved in accordance with Section 2.9; provided that neither Party shall have the right to exercise its final decision making authority pursuant to Section 2.9.3 with respect to such issue.

(iii) Once during each Calendar Quarter following the commencement of, and until the completion of, the activities described in the Development Collaboration Proposal, the Buy-In Party may request that the Party conducting such Development activity provide a summary of the current status of such Development activity, the Development Costs incurred to date, any significant milestones achieved and any topline initial results of such Development activity.

(iv) The Buy-In Party may obtain access to and use of the Excluded Data in accordance with the procedure described in this paragraph; provided that the Buy-In Party shall be provided access to Safety Data, at no cost, in accordance with the SDEA Agreement. At any time following the commencement of the activities described in the Development Collaboration Proposal, the Buy-In Party shall provide the other Party with written notice of its election to buy-in to such Development, and promptly thereafter the other Party shall provide the Buy-In Party with an invoice for *** of the cumulative Development Costs as well as the costs of clinical supply of the Program Antibody and/or Licensed Product used in connection with such Development incurred by a Party in the generation of such data as of the date of the Buy-In Party’s written request (the “Buy-in Amount”), which invoice the Buy-In Party shall pay within *** after receipt. Each Party shall thereafter share, in accordance with the allocation of costs set forth in Section 5.5.1(a), in the Development Costs incurred after the date of the Buy-In Party’s written request in connection with such Development activities under such Development Collaboration Proposal and the Global Development Plan shall be amended to include such Development activities.

5.4.3 Unilateral Development Costs and Manufacturing Process Development Costs.

(a) Servier Territory Exclusive Development Activities. Except as provided in Section 5.5 and for Development activities conducted by a Party at its own expense pursuant to Section 5.4.2(b)(ii), Servier shall be responsible for *** of all Development Costs (whether incurred by Servier or MacroGenics (if the activities and their cost are agreed to in advance in writing by Servier) or their respective Affiliates) set forth in the applicable Development Budget with respect to any Development activities that are conducted for the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

primary purpose of obtaining or maintaining Regulatory Approval for Licensed Products in the Field in any country or other regulatory jurisdiction in the Servier Territory. Servier shall disclose to MacroGenics a summary of efficacy results and detailed safety information Controlled by Servier and generated in the course of such Development activities within *** after the completion of such activities, subject to the pharmacovigilence provision under Section 6.5. MacroGenics may obtain access to and use Servier’s data (other than Safety Data which shall in all cases be exchanged, at no cost, in accordance with the SDEA) obtained in such exclusive development activities if MacroGenics provides Servier with written notice of its election to buy-in such Development, and promptly thereafter Servier shall provide MacroGenics with an invoice for *** of the cumulative Development Costs as well as the costs *** in connection with such Development incurred by Servier in the generation of such data as of the date of MacroGenics written request, which invoice MacroGenics shall pay within *** after receipt.

(b) MacroGenics Territory Exclusive Development Activities. Except as provided in Section 5.5 and for Development activities conducted by a Party at its own expense pursuant to Section 5.4.2(b)(ii), MacroGenics shall be responsible for *** of all Development Costs (whether incurred by Servier (if the activities and their costs are agreed to in advance in writing by MacroGenics) or MacroGenics or their respective Affiliates) set forth in the applicable Development Budget with respect to any Development activities that are conducted for the primary purpose of obtaining or maintaining Regulatory Approval for Licensed Products in the Field in any country or other regulatory jurisdiction in the MacroGenics Territory. MacroGenics shall disclose to Servier a summary of efficacy results and detailed safety information Controlled by Servier and generated in the course of such Development activities within *** after the completion of such activities, subject to the pharmacovigilence provision under Section 6.5. Servier may obtain access to and use MacroGenics’ data (other than Safety Data which shall in all cases be exchanged, at no cost, in accordance with the SDEA) obtained in such exclusive Development activities if Servier provides MacroGenics with written notice of its election to buy-in such Development, and promptly thereafter MacroGenics shall provide Servier with an invoice for *** of the cumulative Development Costs as well as the costs *** in connection with such Development incurred by MacroGenics in the generation of such data as of the date of Servier written request, which invoice Servier shall pay within *** after receipt.

(c) Servier *** Funding. Servier shall reimburse MacroGenics for ***.

(d) Manufacturing Process Development Costs. Servier and MacroGenics shall each be responsible for *** of each Manufacturing Process Development Cost provided the activity which resulted in such cost was conducted under the Global Development Plan.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

5.5 Development Activities.

5.5.1 Except for Development activities conducted by a Party at its own expense pursuant to Section 5.4.2(b)(ii), with respect to any Development activities conducted for the primary purpose of obtaining or maintaining Regulatory Approval for Licensed Products both in the Servier Territory and in the MacroGenics Territory (including Development activities with respect to which a Party has paid the Buy-in Amount in accordance with Section 5.4.2(b)(iv)) pursuant to the Development Plan:

(a) subject to Section 5.5.2, Servier shall be responsible for *** and MacroGenics shall be responsible for *** of all Development Costs as well as the costs of clinical supply of the Program Antibody and/or Licensed Product used in connection with such Development (in each case, whether incurred by Servier or MacroGenics or their respective Affiliates). For purposes of clarity, MacroGenics may seek reimbursement from Servier under Section 5.4.3(c) to apply to Development Costs for which MacroGenics is responsible under this Section 5.5.1(a) to the extent such Development Costs are for Phase 2 Clinical Trials;

(b) each Party shall disclose to the other Party all clinical data and related Regulatory Documentation Controlled by such Party and generated in the course of such Manufacturing process development activities and Development activities within ***;

(c) each Party shall have the right to use all clinical data and related Regulatory Documentation Controlled by either Party and generated in the course of such Manufacturing process development activities and Development activities in order to Develop, obtain Regulatory Approval for and Commercialize Licensed Products in the Field in such Party’s territory, in accordance with the terms of this Agreement; and

(d) each Party hereby grants to the other Party a Right of Reference or Use to any and all such Regulatory Documentation with respect to Licensed Products in the Field in the other Party’s territory, and agrees to sign, and cause its Affiliates to sign, any instruments reasonably requested by such other Party in order to effect such grant.

5.5.2 Development Costs Budget and Timeline Overruns.

(a) Budget Overruns. With respect to any Development Costs which, pursuant to this Agreement and/or a Global Development Plan or an approved Development Collaboration Proposal, are meant to be allocated between the Parties (rather than one Party being solely responsible for such Development Costs), each Party shall promptly inform the other Party upon determining that it is likely to exceed the budget amounts set forth in the annual Development Budget for the activities such Party is responsible for under the Global Development Plan. To the extent that a Party (or its Affiliates or Sublicensees) incurs Development Costs for the activities such Party is responsible for under the Global Development Plan for a particular Calendar Year which on an aggregate basis for that year exceed the Development Costs allocated for such activity in the initial Development Budget that includes such activity (the “Initial Development Budget”) by *** or less (a “De Minimis Overage Amount”), then such De Minimis Overage Amount shall automatically be included in the Development Budget for such year. However, to the extent that a Party (or its Affiliates or Sublicensees) incurs Development Costs for the activities such Party is responsible for under the Development Plan for a particular Calendar Year which on an aggregate basis for that year exceed the Development Costs allocated for such activity in the Initial Development Budget by more than ***, the “Excess Overage Amount”), the Party that has so exceeded its budget shall

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

provide to the JRDC a full explanation for so exceeding its budget and such Excess Overage Amount shall only be included in the Development Budget to the extent that the JRDC agrees to allow some or all of the Excess Overage Amount to be included in the Development Budget as it considers equitable under the circumstances. To the extent that the JRDC does not agree to treat the Excess Overage Amount as Development Costs, the Party that has exceeded its budget shall be solely responsible for the Excess Overage Amount.

(b) Timeline Overruns. Each Party shall promptly inform the other Party upon determining that it is likely to miss a Development date set forth in the Global Development Plan. To the extent that a Party (or its Affiliates) misses such a date by *** or more, the Party that has experienced such Development timeline failure shall provide to the JRDC a full explanation for such Development timeline failure. Such notification shall not serve to excuse a Party from its diligence or other obligations under this Agreement.

(c) Reconciliation. Within *** following the end of each Calendar Quarter beginning with the License Grant Date, each Party shall prepare and deliver to the other Party a quarterly report detailing its Development Costs and Manufacturing Process Development Costs incurred during such period, with each Party reporting on all Development Costs incurred with respect to Development Collaboration Proposals. Each Party shall submit any additional information reasonably requested by the other Party related to the Development Costs and Manufacturing Process Development Costs included in its report within *** of its receipt of such request. Within *** after the receipt of the report delivered by Servier pursuant to this Section 5.5.2(c), MacroGenics shall prepare and deliver to Servier a composite report that (i) summarizes the Development Costs and Manufacturing Process Development Costs incurred by each Party for such Calendar Quarter; (ii) applies the percentage of such costs for which each Party is responsible for the total Development Costs and Manufacturing Process Development Costs attributable to the Development and Manufacturing activities for such Calendar Quarter pursuant to Sections 5.4.3 and 5.5.1; and (iii) computes the amount due to MacroGenics or Servier, as applicable, for such Calendar Quarter in order for the Parties to share the total Development Costs and Manufacturing Process Development Costs for such quarter based on the Development Plan and the principles set forth in Sections 5.4.3 and 5.5.1 (each, a “Reconciliation Payment”). The Party to whom a Reconciliation Payment is due shall issue an invoice to the other Party for the Reconciliation Payment, and such other Party shall pay all undisputed amounts within *** after its receipt of the invoice. Each Party shall have the right to audit the records of the other Party with respect to any Development Costs and Manufacturing Process Development Costs included in such reports, in accordance with Section 9.10.

5.6 Exchange of Data. During the License Term, the following shall apply:

5.6.1 Initial Exchange of Data. Promptly after the License Grant Date, MacroGenics shall transfer to Servier the MacroGenics Know-How related to Program Antibodies and Licensed Products (other than the MacroGenics Know-How related directly and solely to Manufacturing). Such transfer shall occur in a manner and following a reasonable schedule to be established by the JSC. MacroGenics shall provide Servier with copies of

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

relevant material, information, reports and data, including pre-clinical data, clinical data, and any data that has been provided to Regulatory Authorities for the purpose of obtaining Regulatory Approval.

5.6.2 Ongoing Exchange of Data. During the License Term, except as provided in Section 5.4.2(b)(iv) with respect to Excluded Data, each Party shall provide to the other Party (a) all Know-How Controlled by such Party that is specified in the Global Development Plan to the extent necessary or useful for the Development or Commercialization of Program Antibodies or Licensed Products in the other Party’s territory, and (b) any Know-How Controlled by such Party that is not specified in the Global Development Plan that such Party reasonably believes to be necessary or useful for the Development or Commercialization of Program Antibodies or Licensed Products in the other Party’s territory, in a timely fashion and as promptly as possible for use by such other Party in accordance with this Section 5.6.2. Servier shall only use and disclose to Third Parties such MacroGenics Know-How as may be necessary or useful for Development and Commercialization of Program Antibodies and/or Licensed Products in the Servier Territory; or as may otherwise be agreed by MacroGenics and Servier. Servier may not use any MacroGenics Know-How (or permit any Third Party to use any MacroGenics Know-How) outside the Servier Territory, nor for any products other than the Licensed Products, except as may otherwise be agreed by MacroGenics and Servier (including as provided in Sections 4.1 and 4.2). MacroGenics shall not use any Servier Know-How (or permit any Third Party to use any Servier Know-How) outside the MacroGenics Territory, nor for any products other than the Licensed Products, except as may otherwise be agreed by MacroGenics and Servier.

5.6.3 Use. All preclinical, non-clinical, analytical, manufacturing, and clinical data and associated reports disclosed by one Party to the other under this Agreement may be used by the receiving Party subject to the terms of this Agreement solely for the purpose of Developing, Manufacturing and Commercializing Licensed Products in its respective territory. Each Party shall have the right to share any and all such data and other regulatory materials received from the other Party with its Affiliates and any Third Party sublicensees or licensees in its respective territory solely for the purpose of Developing, Manufacturing and Commercializing Licensed Products in its respective territory. Access to and use of such data and regulatory materials are given by each Party to the other Party without cost (except as otherwise provided herein) on an “as is” basis without any warranty of any kind. Each receiving Party accepts all risk and liability in relation to the use of the data and regulatory materials received from the other Party and shall indemnify and hold harmless the Party providing such data and regulatory materials from any Third Party’s claim(s) based upon such data and regulatory materials as provided in ARTICLE 13.

5.6.4 Reports. In addition to information and reports required elsewhere in this Agreement, each Party shall provide the other Party and the JRDC with a written annual report summarizing the major activities performed by it under the Global Development Plan during the previous year, conduct of non-clinical activities and clinical trials, information regarding the status of Regulatory Approvals. The other Party shall have the opportunity to reasonably seek further explanation or clarification of matters covered in such reports and to

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

provide observations and suggestions to the disclosing Party regarding the subject matter thereof, and the disclosing Party shall provide such explanation or clarification and shall consider such observations and suggestions in good faith. Furthermore, if after receiving such a report the receiving Party wishes to meet with the disclosing Party to discuss such report, the disclosing Party shall meet with the receiving Party at a site reasonably requested by the receiving Party within *** after the disclosing Party’s requests such meeting.

ARTICLE 6

REGULATORY MATTERS

The provisions of this ARTICLE 6 shall apply during the License Term.

6.1 Servier Regulatory Responsibility.

6.1.1 During the License Term, Servier shall own and be responsible for preparing, filing and maintaining all Regulatory Documentation and Regulatory Approvals that are required for the Development (unless otherwise agreed by the JRDC on the basis of section 4.2 above), Manufacture or Commercialization of the Program Antibodies or Licensed Products in the Field in the Servier Territory and Servier shall otherwise be responsible for and have sole authority as to all interactions with Regulatory Authorities in the Servier Territory. Servier shall comply with all applicable Laws in the Servier Territory, including local regulations and ICH guidelines.

6.1.2 Servier hereby grants to MacroGenics a Right of Reference or Use to any Regulatory Documentation in the Servier Territory Controlled by Servier for use by MacroGenics in the MacroGenics Territory, and agrees to sign, and cause its Affiliates to sign, from time to time, promptly upon request, any instruments reasonably requested by MacroGenics in order to further effect such grant. Servier shall permit any relevant Regulatory Authority to inspect any such Regulatory Documentation. Servier shall also permit MacroGenics, upon reasonable notice, during regular business hours, to audit any such Regulatory Documentation; provided that, MacroGenics shall limit such audits by MacroGenics to a moderate frequency reasonably necessary in order for MacroGenics to perform the Development and Commercialization of the Program Antibodies and Licensed Product.

6.2 MacroGenics Regulatory Responsibility.

6.2.1 MacroGenics shall own and be responsible for preparing, filing and maintaining all Regulatory Documentation and Regulatory Approvals that are required for the Development (unless otherwise agreed by the JRDC on the basis of section 4.1 above), or Commercialization of Program Antibodies or Licensed Products in the Field in the MacroGenics Territory and MacroGenics shall otherwise be responsible for and have sole authority as to all interactions with Regulatory Authorities in the MacroGenics Territory. MacroGenics shall comply with all applicable Laws in the MacroGenics Territory, including local regulations and ICH guidelines.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

6.2.2 MacroGenics hereby grants to Servier a Right of Reference or Use to any Regulatory Documentation in the MacroGenics Territory Controlled by MacroGenics for use by Servier in the Servier Territory, and agrees to sign, and cause its Affiliates to sign, from time to time, promptly upon request, any instruments reasonably requested by Servier in order to further effect such grant. MacroGenics shall permit any relevant Regulatory Authority to inspect any such Regulatory Documentation. MacroGenics shall also permit Servier, upon reasonable notice, during regular business hours, to audit any such Regulatory Documentation; provided that, Servier shall limit such audits by Servier to a moderate frequency reasonably necessary in order for Servier to perform the Development and Commercialization of the Program Antibodies and Licensed Product.

6.3 Communications with Regulatory Authorities.

6.3.1 For purposes of this Article 6.3, “material” shall mean any ***. Servier shall be responsible for all submissions to, and communications and interactions with, Regulatory Authorities in the Servier Territory with respect to Program Antibodies and Licensed Products (unless otherwise agreed by the JRDC on the basis of section 4.2 above), and MacroGenics shall be responsible for submissions to, and communications and interactions with, Regulatory Authorities in the MacroGenics Territory with respect to Program Antibodies and Licensed Products (unless otherwise agreed by the JRDC on the basis of section 4.1 above). In connection therewith:

(a) Servier shall keep MacroGenics reasonably informed regarding Servier’s (or its Affiliate’s or Sublicensee’s) regulatory strategy, planned regulatory submissions and material communications with the Regulatory Authorities in the Servier Territory. with respect to the Program Antibodies and Licensed Products, including any material changes to such strategy, submissions or communications. Servier shall provide MacroGenics with copies of material regulatory submissions to, and material communications with the *** relating to the Program Antibodies and Licensed Products. To the extent permitted by Regulatory Authorities, MacroGenics shall have the right to have a senior, experienced employee participate as an observer in meetings with the *** or their agents, as well as participate in internal meetings or discussions of Servier occurring immediately before or after, and related to, such meetings, and shall be provided with advance access to Servier’s materials prepared for such meetings. MacroGenics shall also have the right to review and comment upon any correspondence with the *** or their agents related to such meetings. Servier shall provide MacroGenics regularly prepared minutes of material meetings with the *** *** regarding Program Antibodies and Licensed Products in the Field in the Servier Territory and available material teleconference reports with the *** pertaining to Program Antibodies and Licensed Products in the Field in the Servier Territory.

(b) MacroGenics shall keep Servier reasonably informed regarding MacroGenics’ (or its Affiliate’s or Sublicensee’s) regulatory strategy, planned regulatory submissions and material communications with the *** with respect to the Program Antibodies and Licensed Products, including any material changes to such strategy, submissions or communications. MacroGenics shall provide Servier with copies of material regulatory

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

submissions to, and material communications with the *** relating to the Program Antibodies and Licensed Products. To the extent permitted by Regulatory Authorities, Servier shall have the right to have a senior, experienced employee participate as an observer in meetings with the *** or its agents, as well as participate in internal meetings or discussions of MacroGenics occurring immediately before or after, and related to, such meetings, and shall be provided with advance access to MacroGenics’ materials prepared for such meetings. Servier shall also have the right to review and comment upon any correspondence with the *** or its agents related to such meetings. MacroGenics shall provide Servier regularly prepared minutes of material meetings with the *** regarding Licensed Products in the Field in the MacroGenics Territory and available material teleconference reports with the *** pertaining to Licensed Products in the Field in the MacroGenics Territory.

6.3.2 If either Party or its Affiliates or subcontractors (each, an “Inspected Party”) are to be inspected by a Government Authority regarding the development, manufacture, registration or commercialization of a Licensed Product, the Inspected Party shall promptly notify the other Party of the inspection in writing as soon as reasonably practicable, and in advance, if any such inspection is a scheduled inspection. The Inspected Party shall, where practicable, permit representatives of the other Party to participate as observers with respect to such inspection, and shall provide the other Party with a written report of any such inspection, noting with specificity any records or documents reviewed by the regulatory inspector, and including copies of any FDA 483s (or their non-U.S. equivalent) or written communications provided by or to any Government Authority relating to such inspection. The Inspected Party will use Commercially Reasonable Efforts to provide an opportunity for the other Party to assist in responding to any issues or concerns relating to such inspections, and shall provide copies of all communications to and from any Government Authority relating thereto to the other Party. The Parties shall cooperate in good faith and otherwise mutually support any regulatory inspections of facilities, clinical sites, contract manufacturers or the like with respect to Licensed Products, including by using Commercially Reasonable Efforts to make available such facilities, documents, information and/or personnel as are reasonably necessary or useful for such regulatory inspections by a Government Authority.

6.4 Product Withdrawals and Recalls. If any Regulatory Authority (a) threatens, initiates or advises any action to remove any Licensed Product from the market in any country of the world, or (b) requires or advises either Party or such Party’s Affiliates or sublicensees to distribute a “Dear Doctor” letter or its equivalent regarding use of any Licensed Product in any country of the world, then Servier (if such action is in the Servier Territory) or MacroGenics (if such action is in the MacroGenics Territory), as applicable, shall notify the other Party of such event within *** (or sooner if required by applicable Law) after such Party becomes aware of the action, threat, advice or requirement (as applicable). The JRDC will discuss and attempt to agree upon whether to recall or withdraw such Licensed Product; provided, however, that if the Parties fail to agree within an appropriate time period or if the matter involves a safety issue that, in order to protect patient safety, does not allow for sufficient time for a discussion at the JRDC level, Servier shall decide whether to recall or withdraw such Licensed Product in the Servier Territory and shall undertake any such recall or withdrawal in the Servier Territory at its own cost and expense, and MacroGenics shall decide whether to recall or withdraw such Licensed Product in the MacroGenics Territory and shall undertake any such recall or withdrawal in the MacroGenics Territory at its own cost and expense.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

6.5 Pharmacovigilance; Safety Data Reporting.

6.5.1 Pharmacovigilance. *** after the License Grant Date the Parties shall negotiate in good faith a safety data exchange agreement governing the collection, investigation, reporting, and exchange of information concerning adverse drug reactions/experience, Licensed Product quality and Licensed Product complaints, sufficient to permit each Party to comply with its legal obligations (the “SDEA Agreement”). The SDEA Agreement will be promptly updated if required by changes in legal requirements.

6.5.2 Safety Data Reporting.

(a) Each Party shall keep the other Party informed about any adverse drug reactions such Party becomes aware or is informed about regarding the use of a Licensed Product. As between the Parties, Servier shall be responsible for reporting all adverse drug reactions/experiences to the appropriate regulatory authorities in countries in the Servier Territory, and MacroGenics shall be responsible for reporting all adverse drug reactions/experiences to the appropriate regulatory authorities in the MacroGenics Territory, in accordance with the appropriate laws and regulations of the relevant countries and authorities. Servier shall ensure that its Affiliates and Sublicensees comply with such reporting obligations in the Servier Territory and MacroGenics shall ensure that its Affiliates and sublicensees (other than Servier and its Sublicensees) comply with such reporting obligations in the MacroGenics Territory. These reporting obligations shall apply to other adverse events as described in the SDEA Agreement, including adverse events occurring from product overdose or from product withdrawal, as well as any toxicity, sensitivity, failure of expected pharmacological action, or laboratory abnormality which is, or is thought by the reporter, to be serious or associated with relevant clinical signs or symptoms.

(b) Each Party will designate a pharmacovigilance liaison to be responsible for communicating with the other Party regarding the reporting of adverse drug reactions/experiences. Each Party (the “Notifying Party”) shall notify the other Party in writing of all information coming to the Notifying Party’s attention, regardless of the origin of such information, and including such information coming to its attention through clinical and non-clinical sources (including journal publications and other media), regarding adverse drug experiences associated with the Licensed Product, whether in the Servier Territory or in the MacroGenics Territory.

ARTICLE 7

MANUFACTURING

The provisions of this ARTICLE 7 shall apply during the License Term.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

7.1 Transfer of MacroGenics Manufacturing Know-How.

7.1.1 At Servier’s request and sole expense, and on a schedule and a product comparability plan agreed upon by the Parties, MacroGenics shall disclose (and provide copies, as applicable) to either Servier or the Third Party manufacturer that is mutually acceptable to both Parties, all MacroGenics Know-How necessary or useful to enable Servier or such Third Party manufacturer (as appropriate) *** to Manufacture Licensed Product based on a manufacturing process ***. For clarity, nothing in this Section 7.1 with respect to MacroGenics’ obligation to transfer MacroGenics Know-How to Servier shall limit MacroGenics’ right to use any such MacroGenics Know-How to fulfill MacroGenics’ obligations to Manufacture and supply Licensed Product to Servier under this Agreement or the Supply Agreement. In addition, MacroGenics shall, at Servier’s sole expense, make available to Servier, on a reasonable consultation basis, advice of its technical personnel as may reasonably be requested by Servier in connection with such transfer of MacroGenics Know-How. MacroGenics shall thereafter during the Agreement Term, continue to promptly and regularly disclose any material new MacroGenics Know-How related to Manufacturing Program Antibodies and Licensed Products to Servier or to the Third Party manufacturer mentioned above at Servier’s cost.

7.1.2 Servier and/or its Third Party manufacturer shall use the MacroGenics Know-How transferred under Section 7.1.1 solely for the purpose of Manufacturing Program Antibodies and finished Licensed Products in accordance with the terms and conditions of this Agreement, and for no other purpose.

7.1.3 Servier acknowledges and agrees that MacroGenics may condition its agreement to transfer any MacroGenics
Know-How to a Third Party manufacturer on the execution of a confidentiality agreement between such Third Party manufacturer and MacroGenics that contains terms substantially equivalent to those of ARTICLE 11.

7.2 Supply Agreements.

7.2.1 Clinical Supply Agreement. *** following the Effective Date, the Parties shall enter into good faith negotiations regarding the terms of a clinical supply agreement, pursuant to which MacroGenics shall provide clinical supply of Program Antibodies and/or Licensed Products for (a) *** (b) at MacroGenics’ option, Clinical Trials of Licensed Products conducted by Servier and its Affiliates and Sublicensees other than *** of Licensed Products to be conducted by Servier and its Affiliates and Sublicensees (the “Clinical Supply Agreement”). The cost for such supply of Program Antibodies and/or Licensed Products for Clinical Trials shall be equal to MacroGenics’ Fully Burdened Manufacturing Cost; ***. The Fully Burdened Manufacturing Cost for supply of Program Antibodies and/or Licensed Products for clinical trials used by Servier in connection with the Development of a Program Antibodies and/or Licensed Products outside the Global Development Plan shall be invoiced by MacroGenics on a quarterly basis.

7.2.2 Commercial Supply Agreement. Following the License Grant Date, if requested by Servier, the Parties shall enter into good faith negotiations regarding the terms of a quality and supply agreement, pursuant to which MacroGenics shall provide commercial supply of Program Antibodies and/or Licensed Products to Servier and its Affiliates and Sublicensees (the “Commercial Supply Agreement”).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 8

COMMERCIALIZATION

The provisions of this ARTICLE 8 shall apply during the License Term.

8.1 Overview. Servier shall have sole control and responsibility for the Commercialization of Licensed Products in the Servier Territory and shall bear all costs and expenses associated with the Commercialization of Licensed Products in the Servier Territory. MacroGenics shall have sole control and responsibility for the Commercialization of Licensed Products in the MacroGenics Territory and shall bear all costs and expenses associated with the Commercialization of Licensed Products in the MacroGenics Territory. The Party with responsibility for Commercialization in a territory and field shall be referred to as the “Commercializing Party” for such territory.

8.2 Sales and Distribution. It is understood that as between the Parties, the Commercializing Party shall be solely responsible for handling all returns, order processing, invoicing and collection, distribution, and receivables for Licensed Products in the applicable territory and indication.

8.3 Ex-Territory Sales. Subject to applicable Law, neither Party shall engage in any advertising or promotional activities relating to Licensed Product directed primarily to customers or other buyers or users of Licensed Product located outside its territory or accept orders for Licensed Products from or sell Licensed Products into such other Party’s territory for its own account or for the Commercializing Party’s account, and if such other Party receives any order for Licensed Products in the Commercializing Party’s territory, it shall refer such orders to the Commercializing Party for acceptance or rejection.

8.4 Commercialization Plan for Licensed Territory. Servier shall pursue Commercialization of Licensed Products in the Servier Territory, in accordance with its normal business practices for its internal products at a similar stage. Servier shall deliver an initial Commercialization plan to MacroGenics no later than *** prior to the anticipated date of the first filing of the first BLA for a Licensed Product in the Servier Territory (the “Commercialization Plan”). After the establishment of the initial Commercialization Plan, Servier shall prepare updates and amendments to such Commercialization Plan at least annually and deliver such updated Commercialization Plan to MacroGenics no later than March 31st of each Calendar Year.

8.5 Trademarks.

8.5.1 Generally. Servier and its Affiliates shall select their own trademarks under which they will market Licensed Products (provided that no such trademark shall contain the word “MacroGenics”) and shall own such trademarks. MacroGenics and its Affiliates shall select their own trademarks under which they will market Licensed Products (provided that no such trademark shall contain the word “Servier” or “Les Laboratoires Servier”) and shall own such trademarks.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

8.5.2 Acknowledgement. Servier shall use, in connection with all packaging, literature, labels and other printed matters, to the extent required by Law, and where reasonably practicable in light of space limitations, an expression to the effect that the Licensed Products were developed under license from MacroGenics, together with the MacroGenics logo. The provisions of this Section 8.5.2 shall not apply to primary packaging of the Licensed Products. Primary packaging shall mean packaging that is in direct contact with the Licensed Products or the Licensed Products themselves, including vials, blister packs, tablets and capsules.

8.5.3 Housemarks. Neither Party shall, and shall ensure that its Affiliates and sublicensees will not, make any use of the trademarks or house marks of the other Party or its Affiliates or licensees (including their corporate names) or any trademark confusingly similar thereto.

8.6 Commercial Diligence. During the License Term, Servier shall use Commercially Reasonable Efforts to Commercialize the Products throughout the Servier Territory.

8.7 Standards of Conduct. Each Party shall in all respects comply with all applicable Laws and applicable guidelines concerning the advertising, sales and marketing of prescription drug products in Commercializing Products under this Agreement, including any applicable local anti-bribery laws.

ARTICLE 9

PAYMENTS

9.1 Option Grant Fee. In consideration for the Option as granted by MacroGenics to Servier hereunder and to review the Option Trigger Data Package, Servier shall pay MacroGenics a non-refundable, non-creditable payment of Twenty Million Dollars ($20,000,000) (the “Option Grant Fee”) within *** after the Effective Date and the date of receipt of the corresponding invoice.

9.2 License Grant Fee.

9.2.1 Upon exercise of the Option and *** after the date of receipt of the corresponding invoice, Servier shall pay MacroGenics a non-refundable, non-creditable payment (the “License Grant Fee”) of

(a)	*** if by the date of the exercise of the Option, ***; or

(b)	*** if by the date of the exercise of the Option, ***; or

(c)	*** if by the date of the exercise of the Option, ***.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

9.2.2 If Servier pays MacroGenics the License Grant Fee according to Section 9.2.1(a) or (b), Servier will, within *** after the date of receipt of the corresponding invoice, pay MacroGenics *** until Servier has paid MacroGenics a total of thirty million ($30,000,000) under Sections 9.2.1 and 9.2.2.

9.3 Development and Regulatory Milestones.

9.3.1 Research Term Development Milestones. Servier shall pay to MacroGenics the non-refundable, non-creditable amount of Ten Million Dollars ($10,000,000) upon closing of the first subject in the first expansion cohort of the initial Phase 1 Clinical Trial, but in no event before October 1st, 2012.

9.3.2 License Term Development and Regulatory Milestones. During the License Term, for each milestone set forth in Section 9.3.2, Servier shall pay the corresponding *** amount indicated for that milestone for the first instance of its achievement:

Milestone Event	Payment
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

In no event shall the total of the amounts paid under this Section 9.3.2 exceed ***.

9.3.3 Milestone Payments. Servier shall make the milestone payments required by Section 9.4.1 and 9.3.2 in accordance with Section 9.3.6. If an event described in a clause in Section 9.3.2 occurs before or concurrently with another event described in a preceding clause in Section 9.3.2, Servier shall also pay the milestone payment described in such earlier clause when the milestone payment described in such later clause is paid.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

9.3.4 Follow-On Products.

(a) Subject to the terms of this Agreement, ***.

(b) If prior to the time at which a milestone payment pursuant to Section 9.3.4(a) is to be made with respect to a subsequent Licensed Product, the first Licensed Product has been substituted by a subsequent Licensed Product or development of the first Licensed Product has been discontinued, then the achievement by such subsequent Licensed Product of a milestone event to the extent the corresponding milestone payment under Section 9.3.2 has not been made with respect to such substituted or discontinued first Licensed Product, shall be deemed to be achievement of the corresponding milestone event under Section 9.3.2 by the first Licensed Product entitling MacroGenics to the corresponding milestone payment under Section 9.3.2.

9.3.5 Reductions in Milestones Payable for Phase 3 Clinical Trials. In the event that the conduct by Servier of a Phase 1 Clinical Trial or Phase 2 Clinical Trial for Licensed Product in accordance with the Research Plan results in Servier, its Affiliates or Sublicensees conducting a Phase 3 Clinical Trial for Licensed Product under the Global Development Plan in the same Indication as that studied in such Phase 1 Clinical Trial or Phase 2 Clinical Trial, ***. Prior to the initiation of any such Phase 3 Clinical Trial, Servier shall provide MacroGenics ***. MacroGenics shall have the right to have an independent public accountant reasonably acceptable to Servier audit Servier’s books and records solely for purposes of verifying such Development Costs, upon reasonable advance notice and during Servier’s business hours, subject to the confidentiality provisions of ARTICLE 11.

9.3.6 Notification; Payment. Servier shall promptly notify MacroGenics in writing of the first achievement of each of the milestones under this Section 9.3 (other than milestones under Section 9.3.1) and the corresponding milestone payment shall be due within *** after receipt of the corresponding invoice from MacroGenics.

9.4 Sales Milestones.

9.4.1 Sales Milestone Payments. Servier shall make the *** payments to MacroGenics set forth below upon the earliest achievement of each of the corresponding milestone events by the first Licensed Product to achieve such milestone:

Milestone Event	Payment
***	***
***	***
***	***
***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

9.4.2 Payment of Milestones. Servier shall make the milestone payments required by Section 9.4.1 in accordance with Section 9.6. If an event described in a clause in Section 9.4.1 occurs before or concurrently with another event described in a preceding clause in Section 9.4.1, Servier shall also pay the milestone payment described in such earlier clause when the milestone payment described in such later clause is paid. By way of example, if, during March 2015, ***, Servier shall pay MacroGenics the milestone payments set forth in both Sections 9.4.1(a) and (b).

9.5 Royalties.

9.5.1 Servier shall pay MacroGenics royalties on Net Sales of Licensed Products at the following rates with respect to all such Net Sales of such applicable Licensed Products achieved during the applicable Calendar Year:

Annual Net Sales Threshold	Royalty Rate
***	***
***	***
***	***
***	***

9.5.2 Royalty Term. Servier’s royalty obligations to MacroGenics under this Section 9.5 shall expire on a country-by-country and Licensed Product-by-Licensed Product basis on the later of: ***

9.5.3 Third Party Royalty Offset.

(a) If after the License Grant Date, Servier, its Affiliates or its Sublicensee or designee (i) is required, as agreed by the Parties in good faith, ***, to obtain a license from any Third Party under an Identified Patent controlled by such Third Party in order to Manufacture, Develop, Commercialize or import a Program Antibody and/or a Licensed Product in any country in the Servier Territory, and pursuant to such license ***, or (ii) is required by any court of competent jurisdiction, due to infringement of an Identified Patent controlled by such Third Party in any country(ies) in the Servier Territory, ***, then Servier may deduct from the milestones (other than the milestone set forth in Section 9.3.1) and/or royalties that would otherwise be due to MacroGenics on Net Sales resulting from the sales of such Licensed Product in such country in a Calendar Quarter *** of the amount paid by Servier to such Third Party with respect to such Licensed Product for such country during such Calendar Quarter; ***.

(b) If, (i) in order to Manufacture, Develop, Commercialize or import a Program Antibody and/or a Licensed Product in any country in the Servier Territory, Servier or

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

its Affiliates or Sublicensees *** under a MacroGenics Third Party Agreement listed in Exhibit C as of the Effective Date ***, or (ii) after the License Grant Date, Servier or its sublicensee or designee: (A) is required, as agreed by the Parties in good faith, ***, to obtain a license from any Third Party under Patents (other than Identified Patents) controlled by such Third Party in order to make, have made, use, sell, offer for sale or import a Program Antibody and/or a Licensed Product in any country in the Servier Territory, and pursuant to such license ***, or (B) is required by any court of competent jurisdiction, due to infringement of patent rights (other than Identified Patents) controlled by such Third Party in any country(ies) in the Servier Territory, to pay such a royalty to such a Third Party based on sales of such Licensed Product in such country(ies), then Servier may deduct from the milestones and/or royalties that would otherwise be due to MacroGenics on Net Sales resulting from the sales of such Licensed Product in such country in a Calendar Quarter *** of the amount paid by Servier to such Third Party with respect to such Licensed Product for such country during such Calendar Quarter; ***.

9.5.4 If at any time following the First Commercial Sale, Generic Competition exists in any country of the Servier Territory, Servier shall deduct *** from the royalties that would otherwise be due to MacroGenics on Net Sales resulting from the sales of such Licensed Product in such country during the applicable Calendar Quarter in which such Generic Competition exists.

9.6 Reports; Payments. Within *** after the end of each Calendar Quarter during which there are Net Sales giving rise to a payment obligation under Section 9.4 or 9.5, Servier shall submit to MacroGenics a report identifying for each Licensed Product, the Net Sales for such Licensed Product for each country in the Servier Territory for such Calendar Quarter, the calculation of royalties (including gross sales and all deductions taken from gross sales), and the royalties and the sales milestones payable to MacroGenics. Within *** of the delivery of each such report, Servier shall pay to MacroGenics all royalties and sales milestones payable by it under Sections 9.4 and 9.5.

9.7 Methods of Payments.

9.7.1 All payments due under this Agreement shall be paid in Dollars ***, by wire transfer to a bank in the United States designated in writing by MacroGenics.

9.7.2 For the purposes of determining the amount of any sales milestone payment under Section 9.4 or royalties due for the relevant Calendar Quarter under Section 9.5, the amount of Net Sales in any non-Euro currency shall be converted into Euro using the average of daily closing rates of exchange published by European Central Bank for the monthly period in which Net Sales are accounted.

9.8 Late Payments. Any amount owed by Servier to MacroGenics under this Agreement that is not paid on or before the date such payment is due shall bear interest at a rate per annum equal to the lesser of (a) ***, or (b) the highest rate permitted by applicable Law, calculated on the number of days such payments are paid after such payments are due and compounded monthly. ***.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

9.9 Taxes. All payment due and payable under this Agreement will be made without any deduction or withholding for on account of any tax by application of the Tax Treaty in force between France and The United States since August 31st 1994 and in accordance with its amendment signed January 13th 2009 which came into force retroactively January 1st 2009, unless such deduction or withholding tax is required by applicable laws. If the paying Party is so required to deduct or withhold, such Party shall (a) promptly notify the other Party of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against the other Party, and (c) promptly forward to the other Party an official receipt (or certified copy), or other documentation reasonably acceptable to the other Party evidencing such payment to such authorities.

9.10 Books and Records; Audit Rights. Each Party (the “Audited Party”) shall keep (and, in the case of Servier, shall cause its Affiliates and Sublicensees to keep) complete, true and accurate books and records in accordance with its Accounting Standards in sufficient detail for the other Party (the “Auditing Party”) to determine the payments due and costs incurred under this Agreement. Each Auditing Party shall have the right, once annually at its own expense, to have an independent, certified public accounting firm of nationally recognized standing, selected by the Auditing Party and reasonably acceptable to the Audited Party, review any such records of the Audited Party in the location(s) where such records are maintained by the Audited Party upon reasonable notice (which shall be no less than *** prior notice) and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the accuracy of the amounts paid under this Agreement within a *** period preceding the date of the request for review. The report of such accounting firm shall be limited to a certificate stating whether any report made or invoice or payment submitted by the Audited Party during such period is accurate or inaccurate and the actual amounts of Development Costs and the amount of any Net Sales, milestone or royalty discrepancy. No other information shall be provided to the Auditing Party. The Audited Party shall receive a copy of each such report concurrently with receipt by the Auditing Party. Should such inspection lead to the discovery of a discrepancy to the Auditing Party’s detriment, the Audited Party shall pay the amount of the discrepancy within *** after its receipt from the accounting firm of the certificate showing the amount of the discrepancy. The Auditing Party shall pay the full cost of the review unless the underpayment of milestones, royalties and/or Development Costs, is greater than *** of the amount due for the applicable period, in which case the Audited Party shall pay the reasonable costs charged by such accounting firm for such review.

ARTICLE 10

OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS

10.1 Inventorship. Inventorship for patentable inventions conceived or reduced to practice during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with patent laws where the invention was invented.

10.2 Ownership. Subject to the licenses and rights granted to Servier under this Agreement, MacroGenics shall own the entire right, title and interest in and to all inventions and

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

discoveries (and Patents claiming patentable inventions therein) first made or discovered solely by employees or consultants of MacroGenics or acquired solely by MacroGenics in the course of Research, Development, Manufacture or Commercialization of Program Antibodies and/or Licensed Products. Subject to the licenses and rights granted to MacroGenics under this Agreement, Servier shall own the entire right, title and interest in and to all inventions and discoveries (and Patents claiming patentable inventions therein) first made or discovered solely by employees or consultants of Servier or acquired solely by Servier in the course of Research, Development, Manufacture or Commercialization of Program Antibodies and/or Licensed Product. The Parties shall jointly own any Joint IP.

10.3 Prosecution and Maintenance of Patents.

10.3.1 MacroGenics Patents.

(a) MacroGenics shall have the sole right to, at MacroGenics’ discretion, file, prosecute, and maintain (including the defense of any interference or opposition proceedings), all MacroGenics Patents. ***. MacroGenics shall provide to Servier copies of all prosecution filings related to MacroGenics Patents comprising claims Covering Program Antibodies and/or Licensed Products (“MacroGenics Product Patents”) sent to or received from patent offices in the Servier Territory, unless otherwise directed by Servier, and, with respect to patent applications having information not previously filed that is intended to be submitted to patent offices in the Servier Territory, shall provide Servier with a draft of each such filing within *** in advance of submission, provide Servier an opportunity to provide comments on and make request of MacroGenics concerning such filings and shall consider in good faith any comments regarding such draft application that Servier may timely provide. In addition, MacroGenics shall provide to Servier such other information related to prosecution of the MacroGenics Patents in the Servier Territory as Servier may from time to time reasonably request to allow Servier to track prosecution and maintenance of such Patents. If Servier no longer desires to retain its license under any MacroGenics Patent in the Servier Territory, and desires to ***, it shall have the right to terminate such license to such Patent, and ***, upon *** written notice. Following such *** period, the Patent(s) referenced in such notice shall no longer be deemed a MacroGenics Patent(s) and Servier shall have no rights hereunder with respect to such Patent.

(b) Subject to the requirements and limitations of the MacroGenics Third Party Agreements, with respect to the filing, prosecution and maintenance of the MacroGenics IP, including any rights of, and time-frames for, such Third Party licensors to comment on and review any filings and correspondence related thereto, in the event MacroGenics decides not to file a patent application on MacroGenics Know-How specific to Program Antibodies and/or Licensed Product in a country of the Servier Territory, or decides to abandon prosecution of any claim of a MacroGenics Product Patent in a country of the Servier Territory or decides to not otherwise maintain or extend any MacroGenics Product Patent in a country of the Servier Territory, MacroGenics shall give Servier written notice sufficiently in advance thereof. Unless MacroGenics’ discontinuation of filing, prosecution or maintenance of such MacroGenics Product Patent is in order to effect a settlement or to avoid an interference, opposition or other

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

proceeding in which the validity of such MacroGenics Product Patent may be determined or because another MacroGenics Product Patent of similar claim scope is being prosecuted or has been issued, Servier shall have the first right to file, prosecute, maintain and extend, as the case may be, such MacroGenics Product Patent, in Servier’s name, in such country.

10.3.2 Servier Collaboration Patents

(a) Servier shall have the sole right to, at Servier’s discretion, file, prosecute, and maintain (including the defense of any interference or opposition proceedings), all Servier Collaboration Patents. MacroGenics shall reimburse Servier for the Out-of-Pocket Costs incurred in the filing, prosecution and maintenance of the Servier Collaboration Patents in the MacroGenics Territory. Servier shall provide to MacroGenics copies of all prosecution filings related to Servier Collaboration Patents comprising claims Covering Program Antibodies and/or Licensed Products (“Servier Product Patents”) sent to or received from patent offices in the MacroGenics Territory, unless otherwise directed by MacroGenics, and, with respect to patent applications having information not previously filed that is intended to be submitted to patent offices in the MacroGenics Territory, shall provide MacroGenics with a draft of each such filing *** in advance of submission, provide MacroGenics an opportunity to provide comments on and make request of Servier concerning such filings and shall consider in good faith any comments regarding such draft application that MacroGenics may timely provide. In addition, Servier shall provide to MacroGenics such other information related to prosecution of the Servier Collaboration Patents in the MacroGenics Territory as MacroGenics may from time to time reasonably request to allow MacroGenics to track prosecution and maintenance of such Patents. If MacroGenics no longer desires to retain its license under any Servier Collaboration Patent in the MacroGenics Territory, and desires to cease payment of the costs of prosecution and maintenance thereof, it shall have the right to terminate such license to such Patent, and terminate reimbursement to Servier of such costs, upon *** written notice.

(b) In the event Servier decides not to file a patent application on Servier Collaboration Know-How specific to Program Antibodies and/or Licensed Product, or decides to abandon prosecution of any claim of a Servier Product Patent or decides to not otherwise maintain or extend any Servier Product Patent, Servier shall give MacroGenics written notice sufficiently in advance thereof. Unless Servier’s discontinuation of filing, prosecution or maintenance of such Servier Product Patent is in order to effect a settlement or to avoid an interference, opposition or other proceeding in which the validity of such Servier Product Patent may be determined or because another Servier Product Patent of similar claim scope is being prosecuted or has been issued, MacroGenics shall have the first right to file, prosecute and maintain or extend at its costs, as the case may be, such Servier Product Patent, in MacroGenics’ name, in such country.

10.3.3 Joint IP.

(a) MacroGenics shall have the first right, at MacroGenics’ discretion, to file, prosecute, and maintain (including the defense of any interference or opposition proceedings), all Patents claiming patentable inventions included in the Joint IP (“Joint Patents”)

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

in the MacroGenics Territory, in the names of both MacroGenics and Servier. Servier shall have the first right, at Servier’s discretion, to file, prosecute, and maintain (including the defense of any interference or opposition proceedings), all Joint Patents in the Servier Territory, in the names of both MacroGenics and Servier.

(b) With respect to Joint Patents, if the Party with the responsibility for filing, prosecuting and maintaining such Patents in accordance with clause (a) above (the “Responsible Party”) elects not to seek or continue to seek or maintain patent protection on any Joint Patent in its territory, the other Party shall have the right to seek, prosecute and maintain patent protection on such Joint Patent in the other Party’s name and the Responsible Party shall assign its entire right, title and interest in such Joint Patent to the other Party. The Responsible Party shall use Commercially Reasonable Efforts to make available to the other Party its authorized attorneys, agents or representatives, and to assist the other Party in obtaining and maintaining such patent protection. The Responsible Party shall sign or use Commercially Reasonable Efforts to have signed all legal documents necessary to file and prosecute such patent applications or to obtain or maintain such patents.

(c) The Parties shall establish procedures to coordinate the filing and prosecution of Joint Patent. With respect to Joint Patents, the Responsible Party shall provide the other Party, within *** after submitting or receiving such filings or correspondence, with copies of all filings and correspondence submitted to and received from patent offices and, with respect to substantive filings and correspondence to be submitted to patent offices, shall use reasonable efforts to provide the other Party with drafts of such filings and correspondence reasonably in advance of submission and shall consider in good faith any comments regarding such filings and correspondence that the other Party may timely provide.

(d) Each Party shall be responsible for the costs and expenses it occurs in connection with the filing, prosecution and maintenance of Joint Patents.

10.4 Third Party Infringement.

10.4.1 Notice. Each Party shall promptly report in writing to the other Party any known or suspected (i) infringement of any of the MacroGenics Patents, Servier Patents or Joint Patents, (ii) unauthorized use or misappropriation of any of the MacroGenics Know-How, Servier Know-How or Joint Know-How of which such Party becomes aware, or (iii) notification under the Biologics Price Competition and Innovation Act of 2009, as amended, or similar law, from a biosimilar applicant arising from the filing of an application for the Regulatory Approval of a Generic Product intending to show that the Generic Product is biosimilar to any Licensed Product that is a reference product for which a claim of infringement of any of the MacroGenics Patents, Joint Patents or Servier Patents by the manufacture or sale of the Generic Product could reasonably be asserted, and shall provide the other Party with all available evidence regarding such known or suspected infringement or unauthorized use.

10.4.2 Enforcement Rights. Subject to the requirements and limitations of the MacroGenics Third Party Agreements with respect to the enforcement of Patents, including any

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

rights of, and timeframes for, such Third Party licensors to comment on and review any filings or materials related thereto, the Parties agree:

(a) Servier shall have the first right, but not the obligation, to initiate a lawsuit or take other reasonable action to enforce the Joint Patents and MacroGenics Product Patents in the Field in the Servier Territory to the extent such infringement or misappropriation involves the Development, Manufacture, use or Commercialization of a product or product candidate that is or may be competitive with the Program Antibodies or Licensed Products being Developed or Commercialized hereunder. Notwithstanding the foregoing sentence, Servier shall not initiate any such lawsuit or other enforcement action asserting any such Joint Patents or MacroGenics Product Patents without first consulting with MacroGenics and giving good faith consideration to any reasonable objection from MacroGenics regarding Servier’s proposed course of action. MacroGenics shall cooperate in the prosecution of such suit as may be reasonably requested by Servier; provided that Servier shall promptly reimburse all out-of-pocket expenses (including reasonable counsel fees and expenses) actually incurred by MacroGenics in connection with such cooperation. In connection with any such proceeding, Servier shall not enter into any settlement admitting the invalidity of, or otherwise impairing MacroGenics’ rights in, MacroGenics IP or Joint IP without the prior written consent of MacroGenics. Any recoveries resulting from such an action brought by Servier in accordance with this clause (a) shall be applied as follows:

(i) First, to reimburse each Party for all Out-of-Pocket Costs in connection with such proceeding (on a pro rata basis, based on each Party’s respective litigation costs, to the extent the recovery was less than all such litigation costs); and

(ii) ***.

(b) MacroGenics shall have the first right, but not the obligation, to initiate a lawsuit or take other reasonable action to enforce the Joint Patents in the Field in the MacroGenics Territory. Notwithstanding the foregoing sentence, MacroGenics shall not initiate any such lawsuit or other enforcement action asserting any such Joint Patents without first consulting with Servier and giving good faith consideration to any reasonable objection from Servier regarding MacroGenics’ proposed course of action. Servier shall cooperate in the prosecution of such suit as may be reasonably requested by MacroGenics; provided that MacroGenics shall promptly reimburse all out-of-pocket expenses (including reasonable counsel fees and expenses) actually incurred by Servier in connection with such cooperation. In connection with any such proceeding, MacroGenics shall not enter into any settlement admitting the invalidity of, or otherwise impairing the Parties’ rights in Joint IP without the prior written consent of Servier. Any recoveries resulting from such an action brought by MacroGenics in accordance with this clause (b) shall be applied as follows:

(i) First, to reimburse each Party for all Out-of-Pocket Costs in connection with such proceeding (on a pro rata basis, based on each Party’s respective litigation costs, to the extent the recovery was less than all such litigation costs); and

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(ii)***.

(c) If Servier does not initiate a lawsuit or take other reasonable action pursuant to Section 10.4.2(a) with respect to any Joint Patents or Servier Product Patents (i) if there is no time limit for the filing of such action, within *** following the notice of alleged infringement or following a biosimilar applicant’s failure to act or (ii) if there is a time limit for the filing of such action (including those set forth in applicable Laws) within at least *** before the time limit, then MacroGenics shall have the right (in cases where MacroGenics has standing), but not the obligation, to initiate such lawsuit or take such other action, after providing *** notice to Servier and giving good faith consideration to Servier’s reason(s) for not initiating a lawsuit or taking other action. For this purpose, Servier shall cooperate in the prosecution of such suit as may be reasonably requested by MacroGenics; provided that MacroGenics shall promptly reimburse all out-of-pocket expenses (including reasonable counsel fees and expenses) actually incurred by Servier in connection with such cooperation. Any recoveries resulting from such an action brought by MacroGenics in accordance with this clause (c) will be *** after payment of each Party’s costs and expenses.

(d) If MacroGenics does not initiate a lawsuit or take other reasonable action pursuant to Section 10.4.2(b) with respect to any Joint Patents (i) if there is no time limit for the filing of such action, within *** following the notice of alleged infringement or following a biosimilar applicant’s failure to act or (ii) if there is a time limit for the filing of such action (including those set forth in applicable Laws) within at least *** before the time limit, then Servier shall have the right (in cases where Servier has standing), but not the obligation, to initiate such lawsuit or take such other action, after providing *** notice to MacroGenics and giving good faith consideration to MacroGenics’ reason(s) for not initiating a lawsuit or taking other action. For this purpose, MacroGenics shall cooperate in the prosecution of such suit as may be reasonably requested by Servier; provided that Servier shall promptly reimburse all out-of-pocket expenses (including reasonable counsel fees and expenses) actually incurred by MacroGenics in connection with such cooperation. Any recoveries resulting from such an action brought by Servier in accordance with this clause (d) will be *** after payment of each Party’s costs and expenses.

10.4.3 Conduct of Certain Actions; Costs. The Party initiating legal action shall have the sole and exclusive right to select counsel for any suit initiated by it pursuant to Section 10.3.2 or 10.3.3 (the “Initiating Party”). Unless otherwise expressly provided, the Initiating Party shall bear its own out-of-pocket costs incurred in any such legal action, including the fees and expenses of the counsel selected by it. The other Party shall have the right to participate and be represented in any such legal action (in cases where such other Party has standing) by its own counsel at its own expense.

10.5 Patent Invalidity Claim. Each Party shall promptly notify the other in the event of any legal or administrative action by any Third Party against a Joint Patent, MacroGenics Patent or Servier Patent of which it becomes aware, including any nullity, revocation, reexamination or compulsory license proceeding. Servier shall have the first right, but not the obligation, at its expense, to defend against any such action relating to the Servier Patents. MacroGenics shall

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

have the first right, but not the obligation, at its expense, to defend against any such action relating to the MacroGenics Patents or the Joint Patents. If MacroGenics does not defend against any such action involving a MacroGenics Product Patent or a Joint Patent, then Servier shall have the right, but not the obligation, to defend such action at Servier’s expense.

10.6 Patent Term Extensions. The Parties shall cooperate with each other in obtaining patent term extensions or supplemental protection certificates or their equivalents in any country, where applicable to Joint Patents, MacroGenics Patents and Servier Patents.

10.7 Patent Marking. Servier shall comply with the patent marking statutes in each country in which a Licensed Product is sold by Servier, its Affiliates and/or its Sublicensees.

ARTICLE 11

CONFIDENTIALITY

11.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Know-How in any form (written, oral, photographic, electronic, magnetic, or otherwise) that is disclosed to it by the other Party (the “Disclosing Party”) or otherwise received or accessed by a Receiving Party in the course of performing its obligations or exercising its rights under this Agreement (collectively, “Confidential Information”), except to the extent that it can be established by the Receiving Party that such Confidential Information:

11.1.1 was in the lawful knowledge and possession of the Receiving Party prior to the time it was disclosed to, or learned by, the Receiving Party, or was otherwise developed independently by the Receiving Party, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party;

11.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

11.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; or

11.1.4 was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others.

11.2 Authorized Disclosure. Except as expressly provided otherwise in this Agreement, a Receiving Party may use and disclose Confidential Information of the Disclosing Party as follows:

11.2.1 under appropriate confidentiality provisions similar to those in this Agreement, in connection with the performance of its obligations or exercise of rights granted or reserved in this Agreement;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

11.2.2 to the extent such disclosure is reasonably necessary in filing or prosecuting patent and copyright applications, prosecuting or defending litigation, complying with applicable governmental regulations (including the rules and regulations of any stock exchange or NASDAQ), conducting non-clinical activities and clinical activities, preparing and submitting filings to Regulatory Authorities or is otherwise required by Law; provided, however, that if a Receiving Party is required by Law to make any such disclosure of a Disclosing Party’s Confidential Information (other than a disclosure to a Regulatory Authority in a filing required by Law) it will give reasonable advance notice to the Disclosing Party of such disclosure requirement and shall furnish only that portion of the Disclosing Party’s Confidential Information that the Receiving Party is legally required to furnish;

11.2.3 in communications with existing or prospective acquirers, investors, consultants, advisors, licensees or collaborators or others on a need to know basis, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement; or

11.2.4 to the extent mutually agreed to in writing by the Parties.

11.3 Press Release; Disclosure of Agreement.

11.3.1 On or promptly after the Effective Date, the Parties shall jointly issue a public announcement of the execution of this Agreement in the form attached hereto as Exhibit D. Neither Party shall issue any subsequent press release or make other disclosures regarding this Agreement or the Parties’ activities hereunder, or any results or data arising hereunder, except (a) with the other Party’s prior written consent; (b) in accordance with Section 11.6; or (c) for any disclosure that is reasonably necessary to comply with applicable securities exchange listing requirements or other applicable Laws. Notwithstanding the foregoing, to the extent information regarding this Agreement has already been publicly disclosed, either Party may subsequently disclose the same information to the public without the consent of the other Party. Each Party shall be permitted to disclose the terms of this Agreement, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement, to any actual or potential acquirers, merger partners, licensees, sublicensees, investors and professional advisors on a need to know basis.

11.3.2 Each Party shall, if practicable, give the other Party a reasonable opportunity to review those portions of all filings with the United States Securities and Exchange Commission (or any stock exchange, including Nasdaq, or any similar regulatory agency in any country other than the United States) describing the terms of this Agreement (including any filings of this Agreement) prior to submission of such filings, and shall give due consideration to any reasonable comments by the non-filing Party relating to such filing, including the provisions of this Agreement for which confidential treatment should be sought.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

11.4 Existing Confidentiality Agreement. For the avoidance of doubt, any information disclosed by MacroGenics to Servier prior to the Effective Date pursuant to the Non-Disclosure Disclosure Agreement between MacroGenics and Servier dated *** (the “Existing Confidentiality Agreement”) shall be treated as Confidential Information for all purposes under this Agreement.

11.5 Remedies. In the event a Party breaches the confidentiality obligations set forth in this ARTICLE 11, the other Party shall be entitled to seek, in addition to any other right or remedy it may have, at Law or in equity, a temporary injunction, without the posting of any bond or other security, enjoining or restraining the breaching Party from any violation or threatened violation of this ARTICLE 11.

11.6 Publications. Neither Party nor its Affiliates shall publish or publicly disclose the results of any of the Research or Development activities conducted by either Party under this Agreement without the prior written consent of the other Party, except as expressly permitted in this Section 11.6 or otherwise in this Agreement. The Parties recognize that it may be useful or required to publish or publicly disclose the results of Research and Development work on Program Antibodies and Licensed Products, and each Party (and its Affiliates) shall be free to publish or publicly disclose such results, subject to the prior review by the other Party for patentability and protection of its Confidential Information as described in this Section 11.6. The Party that desires to publish results hereunder shall provide the other Party with a copy of such proposed abstract, manuscript, or presentation no less than *** prior to its intended submission for publication. The reviewing Party shall respond in writing promptly and in no event later than *** after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which the publishing Party shall consider in good faith, (b) a specific statement of concern, based upon the need to seek patent protection, or (c) an identification of the reviewing Party’s Confidential Information that is contained in the material reviewed. In the event of concern over patent protection, the publishing Party agrees not to submit such publication or to make such presentation that contains such information until the reviewing Party is given a reasonable period of time, and in no event less than ***, to seek patent protection for any material in such publication or presentation which it believes is patentable. Any Confidential Information of the reviewing Party shall, if requested by the reviewing Party, be removed by the other Party.

11.7 Return of Confidential Information. Upon the expiration or termination of this Agreement, the Receiving Party shall return to the Disclosing Party all Confidential Information received by the Receiving Party from the Disclosing Party (and all copies and reproductions thereof). In addition, the Receiving Party shall destroy: (a) any notes, reports or other documents prepared by the Receiving Party which contain Confidential Information of the Disclosing Party; and (b) any Confidential Information of the Disclosing Party (and all copies and reproductions thereof) which is in electronic form or cannot otherwise be returned to the Disclosing Party. Alternatively, upon written request of the Disclosing Party, the Receiving Party shall destroy all Confidential Information received by the Receiving Party from the Disclosing Party (and all copies and reproductions thereof) and any notes, reports or other documents prepared by the Receiving Party which contain Confidential Information of the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Disclosing Party. Nothing in this Section 11.7 shall require the alteration, modification, deletion or destruction of archival tapes or other electronic back-up media made in the ordinary course of business; provided that the Receiving Party shall continue to be bound by its obligations of confidentiality and other obligations under this ARTICLE 11 with respect to any Confidential Information contained in such archival tapes or other electronic back-up media. Any requested destruction of Confidential Information shall be certified in writing to the Disclosing Party by an authorized officer of the Receiving Party supervising such destruction. Notwithstanding the foregoing, (i) the Receiving Party’s legal counsel may retain one copy of the Disclosing Party’s Confidential Information solely for the purpose of determining the Receiving Party’s continuing obligations under this ARTICLE 11 and (ii) the Receiving Party may retain the Disclosing Party’s Confidential Information and its own notes, reports and other documents (A) to the extent reasonably required (i) to comply with applicable Law and regulatory requirements; (ii) to exercise the rights and licenses of the Receiving Party expressly surviving expiration or termination of this Agreement; and (iii) to perform the obligations of the Receiving Party expressly surviving expiration or termination of this Agreement; or (B) to the extent it is impracticable to do so without incurring disproportionate cost. Notwithstanding the return or destruction of the Disclosing Party’s Confidential Information, the Receiving Party shall continue to be bound by its obligations of confidentiality and other obligations under this ARTICLE 11.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES

12.1 Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

12.1.1 such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

12.1.2 such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

12.1.3 this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof;

12.1.4 the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Law of any court, governmental body or administrative or other agency having jurisdiction over such Party; and

12.1.5 no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable Laws currently in effect, is

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

or will be necessary for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except as necessary to conduct clinical trials or to seek or obtain Regulatory Approvals.

12.2 Representations and Warranties of MacroGenics and its Affiliates. ***, MacroGenics and its Affiliates hereby represent and warrant to Servier that:

12.2.1 As of the Effective Date, MacroGenics is the owner of, or has Control via a license to, the MacroGenics Patents listed on Exhibit B;

12.2.2 There are not as of the Effective Date, nor have there been over the *** period immediately preceding the Effective Date, any claims, lawsuits, arbitrations, legal or administrative or regulatory proceedings, charges, complaints or investigations by any Government Authority (except in the ordinary administrative course of the granting of patents and proceedings relating thereto) or by any Third Party relating to the MacroGenics Patents or MacroGenics Know-How;

12.2.3 As of the Effective Date, to MacroGenics’ and its Affiliates knowledge, the exercise by Servier of the rights and licenses granted to Servier by MacroGenics under this Agreement shall not infringe any rights owned or controlled by any Third Party in the Servier Territory;

12.2.4 As to the Effective Date, to MacroGenics’ and its Affiliates knowledge *** it has not (i) employed and has not used a contractor or consultant that has employed, any individual or entity debarred by the FDA (or subject to a similar sanction of EMA), or, (ii) employed any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA), in the conduct of any pre-clinical activities or clinical studies of Program Antibodies;

12.2.5 As to the Effective Date, MacroGenics has the right to grant all rights and licenses it purports to grant to Servier with respect to the MacroGenics IP under this Agreement and it has not granted any license, right or interest in, to or under MacroGenics IP to any Third Party that is inconsistent with the licenses and rights granted to Servier under Section 4.1;

12.2.6 As of the Effective Date, to MacroGenics and its Affiliates’ knowledge the MacroGenics IP are all of the Patents and Know-How Controlled by MacroGenics or its Affiliates which are reasonably necessary for the Development, Manufacture, Commercialization of the Program Antibody and/or Licensed Products in the Field in the Servier Territory;

12.2.7 To MacroGenics knowledge, the Research and Development of the Program Antibody and the Licensed Product prior to the Effective Date by or on behalf of MacroGenics has been carried out without infringing any Patent owned or controlled by a Third Party;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

12.2.8 As of the Effective Date, to MacroGenics’ knowledge, there are no activities by Third Party that would constitute infringement or misappropriation of the MacroGenics IP;

12.2.9 As of the Effective Date, to MacroGenics’ knowledge, there is no reason for MacroGenics or a count of competent jurisdiction to reasonably conclude that the MacroGenics Patents are invalid or unenforceable. To MacroGenics’ knowledge, the claims included in any issued MacroGenics Patent are valid and in full force and effect. All fees required to be paid to the governmental authorities prior to the Effective Date to prosecute or maintain the MacroGenics Patent in the Servier Territory have been filed and have been paid;

12.2.10 MacroGenics has maintained prior to the Effective Date and, unless agreed to otherwise by Servier and except as provided in this Agreement, during the Agreement Term will maintain and keep in full force and effect all agreements and filings (including Patent filings) necessary to perform its obligations hereunder; and

12.2.11 As of the Effective Date, to MacroGenics and its Affiliates’ knowledge, all material Safety Data arising from the Initial Phase 1 Clinical Trial has been provided to Servier.

12.3 Representation and Warranty of LLS. LLS hereby represents and warrants to MacroGenics that IdRS is an Affiliate of LLS.

12.4 Mutual Covenants. Each Party hereby covenants to the other Party that:

12.4.1 Such Party shall comply with all applicable Laws in connection with this Agreement and the transactions contemplated hereby.

12.4.2 All employees of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, to such Party as the sole owner thereof;

12.4.3 To its knowledge *** such Party will not (a) employ or use any contractor or consultant that employs, any individual or entity debarred by the FDA (or subject to a similar sanction of EMA) or, (b) employ any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA), in each of clauses (a) and (b) in the conduct of its activities under this Agreement;

12.4.4 Such Party shall perform its activities pursuant to this Agreement in compliance in all material respects with GLP, GCP and cGMP (including those specified by the ICH), in each case as applicable; and

12.4.5 Neither Party shall, during the Agreement Term grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls which would conflict with any of the rights or licenses granted or to be granted to the other Party hereunder pursuant to the provisions of ARTICLE 4.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

12.5 Disclaimer. Except as otherwise expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. Without limiting the generality of the foregoing except as otherwise expressly set forth in this Agreement, each Party disclaims any warranties with regards to: (a) the success of any study or test commenced under this Agreement, (b) the safety or usefulness for any purpose of the technology or materials, including any compounds, it provides or discovers under this Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Agreement.

ARTICLE 13

INDEMNIFICATION

13.1 Indemnification by Servier. Servier shall defend, indemnify and hold harmless the MacroGenics Indemnitees from and against any and all losses, damages, fees, expenses, settlement amounts or costs (including reasonable attorneys’ fees and witness fees) (“Losses”) relating to or in connection with a Third Party claim in the Servier Territory arising out of (a) any actual death, personal bodily injury or damage to real or tangible personal property proven to result, directly or indirectly, from the possession, use or consumption of, or treatment with, a Program Antibody or Licensed Product Researched, Developed, Manufactured or Commercialized in the Servier Territory by or on behalf of Servier or its Affiliates or Sublicensees, including any product liability claims; (b) any breach by Servier of its representations, warranties or covenants made under this Agreement; or (c) any negligent act or omission or willful misconduct of Servier or its Affiliates or Sublicensees or any of their employees, contractors or agents, in performing Servier’s obligations or exercising Servier’s rights under this Agreement; provided, however, that the foregoing indemnity shall not apply to the extent that any such Losses (i) are attributable to the gross negligence or willful misconduct of the MacroGenics Indemnitees, or (ii) are otherwise subject to an obligation by MacroGenics to indemnify the Servier Indemnitees under Section 13.2. For purposes of clarity, notwithstanding anything to the contrary in this Agreement, Servier shall not be liable for any Losses resulting from any claim in the MacroGenics Territory that results from any acts or omissions of MacroGenics, its Affiliates or Sublicensees, even if Servier had knowledge of, reviewed, commented on, or approved such acts or omissions of MacroGenics’ or its Affiliates’ or Sublicensees’ plans with respect thereto.

13.2 Indemnification by MacroGenics. MacroGenics shall defend, indemnify and hold harmless the Servier Indemnitees from and against any and all Losses relating to or in connection with a Third Party claim in the MacroGenics Territory arising out of (a) any actual death, personal bodily injury or damage to real or tangible personal property proven to result, directly

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

or indirectly, from the possession, use or consumption of, or treatment with, a Program Antibody or Licensed Product Researched, Developed, Manufactured or Commercialized in the MacroGenics Territory by or on behalf of MacroGenics or its Affiliates or Sublicensees, including any product liability claims; (b) any breach by MacroGenics of its representations, warranties or covenants made under this Agreement; or (c) any negligent act or omission or willful misconduct of MacroGenics or its Affiliates or Sublicenses or any of their employees, contractors or agents, in performing MacroGenics’ obligations or exercising MacroGenics’ rights under this Agreement; provided, however, that the foregoing indemnity shall not apply to the extent that any such Losses are attributable to (i) the gross negligence or willful misconduct of the Servier Indemnitees, or (ii) are otherwise subject to an obligation by Servier to indemnify the MacroGenics Indemnitees under Section 13.1. For purposes of clarity, notwithstanding anything to the contrary in this Agreement, MacroGenics shall not be liable for any Losses resulting from any claim in the Servier Territory that results from any acts or omissions of Servier, its Affiliates or Sublicensees, even if MacroGenics had knowledge of, reviewed, commented on, or approved such acts or omissions of Servier’s or its Affiliates’ or Sublicensees’ plans with respect thereto.

13.3 Procedure. In the event of a claim by a Third Party against any Person entitled to indemnification under this Agreement, the Party claiming indemnification (in such capacity, the “Indemnified Party”) shall promptly notify the other Party (in such capacity, the “Indemnifying Party”) in writing of the claim (it being understood that the failure by the Indemnified Party to give prompt notice of a Third Party claim as provided in this Section 13.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give prompt notice). Within *** after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, undertake and solely manage and control, at its sole expense and with counsel reasonably satisfactory to the Indemnified Party, the defense of the claim. If the Indemnifying Party does not undertake such defense, the Indemnified Party shall control such defense. The Party not controlling such defense shall cooperate with the other Party and may, at its option and expense, participate in such defense with counsel of its choice; provided, that, if the Indemnifying Party assumes control of such defense and the Indemnified Party in good faith concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party (or the relevant MacroGenics Indemnitee or Servier Indemnitee seeking indemnification) have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnified Party’s counsels may fully participate in such defense and the Indemnifying Party shall be responsible for the reasonable fees and expenses of one counsel to the indemnified Persons solely in connection therewith. The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto. Except if the Indemnifying Party did not undertake defense of the claim or if the Indemnifying Party and the Indemnified Party (or the relevant MacroGenics Indemnitee or Servier Indemnitee seeking indemnification) have conflicting interests with respect to such action, suit, proceeding or claim and the Indemnified Party engages separate counsel, as provided above, the Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Party without the Indemnifying Party’s written consent. The Indemnified Party shall not settle any such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall

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version of this exhibit has been filed separately with the Commission.

not be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall not settle, without the prior written consent of the Indemnified Party, any such action, suit, proceeding or claim, or consent to any judgment in respect thereof, that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party.

13.4 Allocation. In the event a claim is based partially on an indemnified claim and partially on a non-indemnified claim or based partially on a claim indemnified by one Party and partially on a claim indemnified by the other Party, any payments in connection with such claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each Party.

13.5 EXCLUSION OF CONSEQUENTIAL DAMAGES. EXCEPT WITH RESPECT TO A BREACH OF ARTICLE 11 OR THIRD PARTY CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 13, NEITHER MACROGENICS NOR SERVIER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER SUCH PARTY OR ANY REPRESENTATIVE OF SUCH PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 14

TERM AND TERMINATION

14.1 Agreement Term; Expiration. This Agreement shall become effective as of the Effective Date, and, in the event Servier does not exercise the Option by the end of the Option Period, shall expire at the end of the Option Period, unless earlier terminated in accordance with this ARTICLE 14. In the event Servier exercises the Option in accordance with Section 3.3, this Agreement shall continue in full force until the last to expire Royalty Term for a Licensed Product in the Servier Territory. After the last to expire Royalty Term for a Licensed Product in a country in the Servier Territory, Servier shall be granted a fully paid-up non-exclusive license to use MacroGenics Know-How to Manufacture and Commercialize such Licensed Product in the Field in such country in the Servier Territory.

14.2 Termination for Cause. Either Party (the “Non-Breaching Party”) may, without prejudice to any other remedies available to it under applicable Law or in equity, terminate this Agreement if the other Party (the “Breaching Party”) shall have materially breached or defaulted in the performance of its obligations hereunder, and such default shall have continued for *** after written notice thereof was provided to the Breaching Party by the Non-Breaching Party, such notice describing the alleged breach. Any such termination of this Agreement under this Section 14.2 shall become effective at the end of such *** cure period, unless the Breaching Party has cured such breach or default prior to the expiration of such cure period provided

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

however that if the Breaching Party notifies the Non-Breaching Party within such *** period that the Breaching Party disagrees in good faith with such asserted basis for termination, this Agreement shall not terminate unless and until the matter has been finally resolved in accordance with section 16.2 “Arbitration” and the arbitration award rendered in accordance with section 16.2 specify that the Non-Breaching Party shall have the right to terminate this Agreement based on such asserted Breach. The right of either Party to terminate this Agreement as provided in this Section 14.2 shall not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default.

14.3 Termination for Patent Challenge. If either Party or any of its Affiliates or Sublicensees: (a) commences or otherwise voluntarily determines to participate in any action or proceeding (including any patent opposition or re-examination proceeding), challenging or denying the validity of any of the other Party’s Patents or Joint Patents licensed hereunder or any claim thereof, or (b) actively assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity of any of such Patents or any claim thereof, the non-challenging Party shall have the right to terminate this Agreement upon *** written notice to the other Party. Any such termination shall only become effective if the challenging Party or its Affiliate or Sublicensee, as applicable, has not withdrawn such action before the end of the above notice period.

14.4 Termination for Convenience.

14.4.1 During the Research Term. ***, Servier shall have the right to terminate this Agreement in its entirety upon not less than *** prior written notice thereof to MacroGenics.

14.4.2 During the License Term. At any time during the License Term, Servier shall have the right to terminate this Agreement in its entirety or on a country-by-country basis upon not less than *** prior written notice thereof to MacroGenics.

14.5 Termination for Insolvency Event: Either Party may terminate this Agreement upon written notice to the other Party if the other Party suffers an Insolvency Event.

14.6 Termination by Servier for Safety or Public Health Reasons. If Servier reasonably determines that a safety or public health issue has arisen which (a) is demonstrated by clinically relevant events which are documented and (b) relates to a Program Antibody or a Licensed Product, such that the medical risk/benefit of such Program Antibody of Licensed Product is sufficiently unfavorable as to be incompatible with the welfare of patients to Develop or Commercialize or to continue to Develop or Commercialize such Program Antibody or Licensed Product, Servier shall immediately notify MacroGenics, and Servier shall be permitted to terminate this Agreement in its entirety upon written notice to MacroGenics, but in any event within *** of Servier’s determination of such issue.

14.7 Effect of Expiration or Termination.

14.7.1 Upon termination of this Agreement by MacroGenics in whole or with respect to one or more Terminated Territories pursuant to Sections 14.2, 14.3, or 14.5 or by

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Servier in whole or with respect to one or more Terminated Territories pursuant to Sections 14.4 or 14.6:

(a) all rights, licenses and options granted by MacroGenics to Servier with respect to each Terminated Territories hereunder shall terminate and Servier shall not have any rights to use or exercise any rights under the MacroGenics IP with respect to any Terminated Territory;

(b) if such termination occurs during the Research Term, (i) Servier shall Complete any ongoing Clinical Studies for Licensed Product in the Servier Territory where such completion is required by any applicable Law, requested by any Regulatory Authority or would be dictated by any applicable Institutional Review Board with oversight of such Clinical Study in the Servier Territory; and (ii) Servier shall promptly transfer and assign to MacroGenics all Supplemental Data and ***; and

(c) if such termination occurs during the License Term:

(i) Servier shall provide to MacroGenics a fair and accurate detailed written description of the status of the Development and Commercialization of the Program Antibodies and Licensed Products in each Terminated Territory through the effective date of termination within *** of such termination;

(ii) the licenses granted to MacroGenics pursuant to Section 4.2 shall remain in effect and shall become irrevocable;

(iii) Servier hereby grants to MacroGenics, effective upon the request of MacroGenics, ***.

(iv) In the event that MacroGenics requests a license under clause (iii) above and Servier has previously Completed a Phase 3 Clinical Trial for a Licensed Product in the Terminated Territory before the effective date of termination, MacroGenics shall ***;

(v) Servier shall promptly transfer and assign to MacroGenics all Regulatory Documentation and other technical and other information or materials in Servier’s or its Affiliates’ possession or control which are necessary or useful for the Research, Development or Commercialization of the Program Antibodies or Licensed Products in each Terminated Territory or, if no country remains in the Servier Territory, anywhere in the world; provided, that Servier may retain a single copy of such items for its records;

(vi) Promptly upon request by MacroGenics, but in no event commencing later than *** after the effective date of termination or continuing for more than *** (except to the extent that requirements of a Regulatory Authority necessitate a longer period), Servier shall provide such assistance to MacroGenics as may be reasonably necessary or useful for MacroGenics to commence or continue Developing, Manufacturing or Commercializing Licensed Products in the Terminated Territory, to the extent Servier is then

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

performing or having performed such activities, including transferring or amending as appropriate, upon request of MacroGenics, any agreements or arrangements with Third Party vendors to Develop, Manufacture or Commercialize Licensed Products in such Terminated Territory. To the extent that any such contract between Servier and a Third Party is not assignable to MacroGenics, Servier shall reasonably cooperate with MacroGenics to arrange to continue to provide such services for a reasonable time after termination, not exceeding ***. Within *** after MacroGenics’ receipt of a proper invoice therefor, MacroGenics shall reimburse Servier for Servier’s and its Affiliates’ reasonable Out-of-Pocket Costs incurred in connection with any technology transfer conducted pursuant to this clause (vi); and

(vii) in the event this Agreement is terminated pursuant to Section 14.6, Servier shall reasonably cooperate with MacroGenics to either (A) wind down any ongoing Global Clinical Trial conducted under a Global Development Plan previously approved by Servier or (B) which is conducted by Servier in the Servier Territory for the Licensed Product, and/or diligently perform any follow-up of a clinical trial initiated in Servier Territory requested by any Regulatory Authority or dictated by any applicable Institutional Review Board. *** the activities mentioned in (A) above and *** shall entirely fund the activities mentioned in (B) above. Servier and Servier’s Affiliates shall provide MacroGenics written notice of the quantity of Licensed Product that Servier has in inventory for sale in each Terminated Territory and permit MacroGenics, at MacroGenics’ option, to purchase all or any part of Servier’s worldwide unsold inventory of such Licensed Product ***.

14.7.2 Upon termination of this Agreement by Servier pursuant to sections 14.2 or 14.3:

(a) all rights, licenses and options granted to Servier, its Affiliates or Sublicensees pursuant to this Agreement shall remain in effect;

(b) all payment obligations under ARTICLE 8 shall remain in effect; and

(c) all licenses granted by Servier, its Affiliates or Sublicensees pursuant to this Agreement, including pursuant to section 4.2, shall terminate.

14.8 Accrued Rights; Surviving Provisions of the Agreement.

14.8.1 Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration including the payment obligations under ARTICLE 9 hereof, and any and all damages or remedies arising from any breach hereunder. Such termination or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Agreement.

14.8.2 Surviving Provisions of the Agreement. The provisions of Sections 3.3.3(c), 6.1.2, 9.6-9.9 (with regard to accrued but unpaid amounts), 9.10, 10.3.3, 12.5, 14.7 and 14.8 and ARTICLE 13 and ARTICLE 16, and any applicable definitions in ARTICLE 1, shall

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version of this exhibit has been filed separately with the Commission.

survive the termination of this Agreement in its entirety or expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, shall survive indefinitely. ARTICLE 11 shall survive for a period of *** after the effective date of termination or expiration of this Agreement.

ARTICLE 15

STANDSTILL

ARTICLE 16

MISCELLANEOUS

16.1 Disputes.

16.1.1 In the event any dispute arises out of or in relation to or in connection with this Agreement, including failure to perform under or breach of, this Agreement or any issue relating to the interpretation or application of this Agreement, the Parties shall use good faith efforts to resolve such dispute within *** after a Party notifies the other Party of such dispute, whether through the JEC, JSC, JRDC or any subcommittee, as applicable, if the dispute is within the responsibilities of such a committee, or otherwise. If the Parties are unable to resolve such dispute, at the JSC, JRDC or subcommittee level or otherwise, within such *** period, either Party may, by written notice to the other Party refer such dispute to the JEC for resolution, and the JEC shall attempt in good faith to resolve such dispute within *** after such notice.

16.1.2 Any dispute with respect to which a Party has final decision-making authority pursuant to Section 2.9.3 or any dispute between the Parties concerning the validity, scope, enforceability, inventorship, or ownership of intellectual property rights (each, a “Non-Arbitrable Dispute”), shall not be subject to resolution by binding arbitration under 16.2.

16.2 Arbitration. If the JEC is unable to resolve a given dispute referred to it pursuant to Section 2.9.3(b) or 16.1 within *** following such referral of such dispute to the JEC, except for any Non-Arbitrable Disputes, either Party may have the given dispute settled by binding arbitration in the manner described below:

16.2.1 Arbitration Request. If a Party intends to begin an arbitration to resolve a dispute arising under this Agreement, such Party shall provide written notice (the “Arbitration Request”) to the other Party of such intention and the issues for resolution.

16.2.2 Additional Issues. Within *** after the receipt of the Arbitration Request, the other Party may, by written notice, add additional issues for resolution.

16.2.3 Arbitration Rules; Location. Except as expressly provided herein, the sole mechanism for resolution of any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof shall be arbitration by the *** then in effect except as provided herein. Neither Party shall be required to give general discovery of documents, but may be required to produce documents or testimony

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

which are considered relevant by the arbitrators to the dispute. The production of electronic documents shall be limited to those located in sources that are used in the ordinary course of business. Neither Party shall be ordered to restore backup tapes; erased, damaged or fragmented data, or data normally deleted in the ordinary course of business. When the cost and burden of discovery are disproportionate to the likely importance of the requested materials, the arbitrator may deny the requests or require that the requesting party advance the reasonable cost of production to the other Party. The Parties can further agree to limit the extent of discovery in any arbitration undertaken pursuant to this Agreement. The arbitration shall take place in ***.

16.2.4 Privileges. If a Party is entitled to attorney-client or attorney work product privileges from disclosure established under public policy provisions, such privileges shall apply and may be invoked by the other Party.

16.2.5 English Language. All proceedings shall be held in English and a transcribed record prepared in English. Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with a reasonably complete and accurate English translation.

16.2.6 Selection of Arbitrators. The Parties shall each choose one arbitrator within *** after receipt of notice of the intent to arbitrate and the said two arbitrators shall select by mutual agreement a third arbitrator within *** after they have been selected as arbitrators. If no arbitrator is appointed within the times herein provided or any extension of time that is mutually agreed on, *** shall make such appointment (i.e. shall appoint three arbitrators) within *** after such failure. Additionally, if the two arbitrators selected by the Parties fail to appoint a third arbitrator within the time provided, *** shall appoint the third arbitrator.

16.2.7 Experience. If the issues in dispute involve scientific or technical matters, any arbitrators chosen hereunder shall have educational training or experience sufficient to demonstrate a reasonable level of knowledge in the pharmaceutical and biotechnology fields.

16.2.8 Powers of Arbitrators. The arbitrators shall be limited in the scope of their authority to resolving only the specific matter which the Parties have referred to arbitration for resolution and shall not have authority to render any decision or award on any other issues. Without limiting the foregoing, the arbitrators:

(a) shall not have any power or authority to add to, alter, amend or modify the terms of this Agreement but shall specify rules sufficient to allow reasonable discovery by the Parties;

(b) shall establish and enforce appropriate rules to ensure that the proceedings, including the decision, be kept confidential and that all Confidential Information of the Parties be kept confidential and be used for no purpose other than the arbitration; and

(c) shall issue all preliminary awards and the final award in writing.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

16.2.9 Injunctive Relief. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other provisional remedy such as temporary restraining order, preliminary injunction or other interim equitable relief) from the arbitrators or from any court having jurisdiction over the Parties (and prior to or during any arbitration if necessary to protect the interests of such Party in avoiding irreparable harm or to preserve the status quo pending the arbitration proceeding) and the subject matter of the dispute as necessary to protect either Party’s name, proprietary information, Know-How or any other proprietary right or otherwise to avoid irreparable harm.

16.2.10 Costs; Exclusion from Award. The award rendered by the arbitrators ***.

16.2.11 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement.

16.3 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the *** without reference to conflicts of laws principles. ***

16.4 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred by any Party without the consent of the other Party; provided, however, that any Party may, without such consent, assign this Agreement, in whole or in part: (a) to any of its respective Affiliates; provided that the assigning Party shall remain jointly and severally liable with such Affiliate in respect of all obligations so assigned, or (b) to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets to which this Agreement relates (an “M&A Event”); provided that such successor agrees in writing to be bound by the terms of this Agreement as if it were the assigning party. Any assignment not in accordance with this Section 16.4 shall be void. Each Party agrees that, notwithstanding any provisions of this Agreement to the contrary, if this Agreement is assigned by a Party in connection with an M&A Event, such assignment shall not provide the non-assigning Party with rights or access to any intellectual property or technology of the acquirer of the assigning Party. ***.

16.5 Force Majeure. No Party shall be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation (other than a payment obligation) of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure is defined as causes beyond the control of the Party, including acts of God; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; external labor disturbances; epidemic; and failure of public utilities or common carriers. In such event MacroGenics or Servier, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

***, after which time MacroGenics and Servier shall promptly meet to discuss in good faith how to best proceed in a manner that maintains and abides by this Agreement. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure. If a force majeure event prevents a Party from performing any of its Development obligations for a Global Clinical Trial or Manufacturing obligations hereunder that would delay the Development or Manufacture of Licensed Product in the non-affected Party’s Territory, then, if the Parties can not agree on how to best proceed following such discussions, then, notwithstanding the exclusive license grants hereunder, the Party not affected by the force majeure event shall be permitted to either perform directly or engage a Third Party clinical research organization or contract manufacturing organization to perform such Development and/or Manufacturing obligations for the duration of such force majeure event.

16.6 Notices. Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or reputable international business courier (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to MacroGenics,

addressed to:

Prior to December 1, 2011:	After December 1, 2011:
MacroGenics, Inc.	MacroGenics, Inc.
1500 East Gude Drive	9640 Medical Center Drive
Rockville, MD 20850	Rockville, MD 20850
Attention: Chief Executive Officer	Attention: Chief Executive Officer
Facsimile: ***	Facsimile: ***

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

399 Park Avenue

New York, NY 10022

Attention: ***

Facsimile: ***

If to Servier,

addressed to:

Les Laboratoires Servier

50 rue Carnot

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

92284 Suresnes Cedex

France

Attention: ***

Facsimile: ***

or to such other address for such Party as it shall have specified by like notice to the other Parties, provided that notices of a change of address shall be effective only upon receipt thereof. The effective date of any notice shall be the actual date of receipt by the Party receiving the same.

16.7 Export Clause. Each Party agrees that, as of the Effective Date, it will not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate United States and non-United States government licenses.

16.8 Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

16.9 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

16.10 Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties as to the subject matter of this Agreement and supersedes and terminates all prior agreements and understanding between the Parties with respect to the subject matter hereof. In particular, and without limitation, this Agreement supersedes and replaces the Existing Confidentiality Agreement and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties as to the subject matter of this Agreement other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

16.11 Independent Contractors. Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

16.12 Headings; Construction; Interpretation. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement. The terms of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit shall be deemed to be a reference to any Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement. Except where the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Law refers to such Law as from time to time enacted, repealed or amended, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, (d) the words “include,” “includes,” “including,” “exclude,” “excludes,” and “excluding,” shall be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import.

16.13 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

16.14 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors, heirs, administrators and permitted assigns.

16.15 Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations.

16.16 Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies from separate computers or printers. Facsimile signatures and signatures transmitted via portable document format (PDF) shall be treated as original signatures.

[Signature page to follow]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

MACROGENICS, INC.

By:	/s/ Scott Koenig
Name:	Scott Koenig
Title:	CEO

LES LABORATOIRES SERVIER

By:
Name:	***
Title:	***

By:
Name:	***
Title:	***

INSTITUT DE RECHERCHES SERVIER

By:
Name:	***
Title:	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit A-1

Back-Up Program Antibodies

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit A-2

MGA271

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit B

MacroGenics Patents

Country	Appl Serial No.	Publication No.	Patent No.
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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit C

MacroGenics Third Party Agreements

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit D

Press Release

MacroGenics and Servier Enter Development and Commercialization

Agreement for Novel Anti-Cancer Drug

•	MGA271 is a therapeutic monoclonal antibody that recognizes B7-H3, a member of the B7 family of immune regulators, that is over-expressed on a wide variety of solid tumors

•	MacroGenics retains full program rights in North America, Japan, Korea and India

•	Servier has an option to obtain an exclusive license to develop and commercialize MGA271 in the rest of the world.

ROCKVILLE, Maryland and SURESNES , France –                  , 2011 – MacroGenics, Inc., a privately held biotechnology company that develops next generation antibody therapeutics, and Servier, France’s largest privately-held pharmaceutical company, announced today that they have entered into an option and license agreement for the development and commercialization of MGA271, MacroGenics’ proprietary product candidate. MGA271 is a first-in-class, Fc-optimized monoclonal antibody that targets B7-H3 and is currently being studied in a Phase 1 clinical trial for the treatment of solid tumors.

MGA271 is a next generation monoclonal antibody which incorporates multiple complementary mechanisms of action including enhanced immuno-stimulatory properties and targeting of tumor vasculature. B7-H3 target is overexpressed in several malignancies requiring innovative therapeutic approaches. Following very promising pre-clinical results, we will work together to define the clinical indications and the best drug combinations and to identify early biomarkers predictive of response”, said Dr. Stéphane Depil, MD, PhD, in charge of Oncology Research & Development at Servier. “Today’s announcement underscores Servier’s commitment to develop novel targeted therapies that address significant unmet medical needs for cancer patients,” added Dr. Emmanuel Canet, MD, PhD, President Research & development at Servier. “MGA271 is a novel immunotherapeutic with a compelling product profile and the potential to treat a broad spectrum of solid tumors. We have been deeply impressed by both the excellence of science being conducted by MacroGenics and their world class antibody development capabilities. We are looking forward to building a long-term strategic collaboration with MacroGenics.” Under the terms of the agreement, MacroGenics retains full development and commercialization rights to MGA271 in the U.S., Canada, Mexico, Japan, Korea and India, while Servier has an option to obtain an exclusive license covering the rest of the world. Prior to the exercise of Servier’s option, both parties will fund and conduct specified research and development activities. MacroGenics will receive a $20 million upfront payment. If Servier exercises its option upon completion of the Phase 1 study and its expansion cohorts, MacroGenics will receive an option exercise fee which, combined with the up-front and early development milestone payments, will total $60 million. In addition, MacroGenics could receive up to an additional $390 million in clinical, regulatory and commercialization milestone payments. Finally, MacroGenics may receive tiered, double-digit royalties on future net sales. Both parties will share the clinical development costs following the option exercise.

“We are delighted to enter into this collaboration with Servier. It will significantly broaden and accelerate our clinical plans for MGA271, enabling us to further investigate the multiple solid tumor types for which MGA271 may have activity,” said Dr. Scott Koenig, President and CEO of MacroGenics. “This important collaboration highlights the rapidly growing excitement surrounding the B7 family of immune regulators in oncology immunotherapy as well as our Fc engineering platform.”

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

“Servier is a world-class pharmaceutical company with a long history of successful innovation and a dedication to research for the benefit of patients,” Dr. Koenig continued. “They have an expansive global footprint and are an ideal partner to maximize the potential of MGA271.”

MGA271 is currently being tested in an open-label, multi-dose, single-arm, dose-escalation Phase 1 study in patients with refractory B7-H3-expressing neoplasms. The trial employs a companion diagnostic for B7-H3 which will enable prospective screening of patients for expression of the target antigen. Enrollment of the first dosing cohort has been completed. Clinical investigators include Dr. Howard Burris at Sarah Cannon Research Institute, Dr. Roger Cohen at Hospital of the University of Pennsylvania/Abramson Cancer Center and Dr. Keith Flaherty at Massachusetts General Hospital.

About MGA271

MGA271 is a humanized IgG1/kappa monoclonal antibody that recognizes human B7-H3, a novel member of the B7 family of immune regulators. B7-H3 is an attractive target for immunotherapy, as it is over-expressed in a variety of solid tumors, including prostate, pancreatic, melanoma, renal cell, ovarian, colorectal, gastric, bladder, and non-small cell lung cancers. MGA271 has been Fc-optimized using MacroGenics’ proprietary Fc-engineering platform to further augment its tumor killing activity. The product’s Fc region imparts increased affinity for the human activating Fc-gamma receptor IIIA (Fc-gamma RIIIA, CD16A) and decreased affinity for the inhibitory Fc-gamma RIIB (CD32B).

About MacroGenics

MacroGenics is a private, venture-backed biotechnology company that focuses on the discovery, development and delivery to patients of novel biologics for cancer, autoimmune disorders and infectious diseases. The company has built a fully-integrated set of capabilities in antibody-based product development which supports its innovative pipeline of clinical stage product candidates. MacroGenics’ proprietary research is based on three core technology platforms, which include: (1) a leading research capability for screening and targeting cancer stem-like cells; (2) Dual-Affinity Re-Targeting (or DART) technology, which allows the incorporation of multiple specificities within a single recombinant molecule; and (3) Fc optimization, which enhances antibody-dependent effector functions. The company has global product development collaborations with Boehringer Ingelheim and Pfizer Inc. which employ its DART technology. For more information about MacroGenics, please visit www.macrogenics.com.

About Servier

Servier is the leading independent French pharmaceutical company with a 2011 turnover of €3.9 billion. The Servier Group is established in 140 countries with its main therapeutic products used to treat diabetes, cardiovascular disease, CNS disorders, oncology and rheumatology. More than 25% of Servier’s revenue is invested in Research & Development. Servier has 20,000 employees worldwide, including nearly 3,000 in R&D. For further information, please visit www.servier.com.

Statements made in this news release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “intends,” and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Specifically, there are a number of important factors that could cause actual results to differ materially from those anticipated, such as the Company’s ability to raise additional capital, and risks related to the Company’s ability to initiate, and enroll patients in, planned clinical trials. You should not place undue reliance on any forward-looking statements. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by law.

Contacts:

Scott Koenig, M.D., Ph.D., President and CEO

or Jim Karrels, Vice President, CFO

both of MacroGenics, Inc., +1-301-251-5172, info@macrogenics.com

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.